This Deed Prepared By and After Recording Return To:

Scott A. Dyche, Esquire
Kane, Russell, Coleman & Logan, P.C.
3700 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201
(214) 777-4228



     ASSIGNMENT OF LEASE, INDEMNITY AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT OF LEASE, INDEMNITY AND ASSUMPTION AGREEMENT is made and entered into as of August 27, 2003 ("Assignment"), by CYPRESS/GR WOODLANDS I, L.P., a Texas limited partnership ("Assignor") to AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP (21% undivided ownership interest); AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP (24% undivided ownership interest); AEI INCOME AND GROWTH FUND XXII LIMITED PARTNERSHIP (32% undivided ownership interest); and AEI INCOME AND GROWTH FUND 24 LLC (undivided 23% ownership interest), (herein collectively referred to as "Assignee").

                       W I T N E S S E T H

     WHEREAS, pursuant to that certain Purchase Agreement dated effective July 25, 2003, by and between Assignor and Assignee (the "PURCHASE AGREEMENT"), Assignor is selling to Assignee and Assignee is purchasing certain real property legally described in Exhibit A attached hereto and made a part hereof, together with the improvements and certain personal property located thereon (collectively, the "PROPERTY").

     WHEREAS, in connection with such transfer of the Property, Assignor desires to assign to Assignee that certain Lease made and entered into by Assignor, as landlord ("LANDLORD") and Garden Ridge, L.P., a Texas limited partnership, as tenant ("TENANT"), security and other deposits, if any, and Assignee desires to accept such assignment;

     NOW, THEREFORE, in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           1. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

          2. The Lease. Assignor hereby agrees and warrants as follows: (i) a true and correct originals of the Lease (defined below) has been delivered by Assignor to Assignee; (ii) the Lease constitutes the sole agreement between Assignor and the Tenant
(defined  below)  with  respect to the premises  therein  described;
(iii) the Lease is unmodified and in full force and effect in accordance with their terms; and (iv) Assignor has not given, made or received, any notice of default or claim under or with respect to the Lease.

          3. Assignment of Lease by Assignor. Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest, if any, in and under that certain lease dated July 13, 2000 (the "Lease"), made and entered into by and between Assignor, as Landlord, and Garden Ridge, L.P., a Texas limited partnership ("Garden Ridge"), as Tenant, with respect to the Property and all security and other deposits, if any, paid or deposited by Garden Ridge in respect thereof.

          4. Assumption of Lease by Assignee. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all obligations, covenants and provisions accruing or arising or required from and after the date hereof with respect to the Lease.

          5. Indemnity from Assignor. Assignor shall indemnify, defend, and hold harmless Assignee from all claims, causes of action, costs, losses, damages and attorney's fees arising out of or incurred in connection with the Lease, if any, prior to the Effective Date of this Agreement.

          6. Indemnity from Assignee. Subject to the representations and warranties made by Assignor in Section 1 of this Agreement, Assignee shall indemnify, defend and hold harmless Assignor from all claims, causes of action, costs, losses, damages and attorney's fees arising out of or incurred in connection with the Lease from and after the Effective Date of this Agreement.

          4. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, their
heirs,   executors,  administrators,  successors  in  interest   and
assigns.

          5. Execution in Counterparts. This Assignment may be executed in counterparts, each of which shall constitute an original, but all together shall constitute one and the same Assignment.

          6. Attorneys' Fees. If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation including, without limitation, reasonable attorneys' fees.

          7. Conflict Between Assignment and Purchase Agreement. In the event of any conflict or inconsistency between the terms of this Assignment and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall prevail.

           8. Governing Applicable Law. This Agreement shall be construed under and enforced in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement the day and year first above written.

     ASSIGNOR:                CYPRESS/GR WOODLANDS I, L.P.,
                              a limited partnership


                              By:  CYPRESS WOODLANDS, INC.,
                                   a Texas corporation,
                                   its general partner


                              By:  Chiristopher C Maguire
                                   Christopher C. Maguire,
                                   President


         ASSIGNEE:            AEI REAL ESTATE FUND XV, LIMITED
                              PARTNERSHIP (21% undivided ownership
                              interest)


                              By:AEI FUND MANAGEMENT 86-A,
                                 INC., a Minnesota corporation

                              By: /s/ Robert P Johnson
                              Name:   Robert P. Johnson
                              Title:  President





                              AEI REAL ESTATE FUND XVIII LIMITED
                              PARTNERSHIP (24% undivided ownership
                              interest)


                              By:AEI FUND MANAGEMENT XVIII, INC.,
                                 a Minnesota corporation

                              By: /s/ Robert P Johnson
                              Name:   Robert P. Johnson
                              Title:  President



                              AEI INCOME AND GROWTH FUND XXII
                              LIMITED PARTNERSHIP (32% undivided
                              ownership interest)


                              By:AEI FUND MANAGEMENT XXII, INC.,
                                 a Minnesota corporation

                              By: /s/ Robert P Johnson
                              Name:   Robert P. Johnson
                              Title:  President


                              AEI INCOME AND GROWTH FUND 24 LLC (23%
                              undivided ownership interest)


                              By:AEI FUND MANAGEMENT  XXI,
                                 INC., a Minnesota corporation

                              By: /s/ Robert P Johnson
                              Name:   Robert P. Johnson
                              Title:  President







STATE OF TEXAS

COUNTY OF DALLAS

     BEFORE ME, the undersigned authority, a Notary Public in and f or the State of Texas, on this day personally appeared Christopher
C. Maguire, as president of Cypress/GR Woodlands, Inc., a Texas corporation, as general partner for Cypress/GR Woodlands I, L.P., a Texas limited partnership, known to me (or has produced as identification) to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his/her free act and deed, for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN  UNDER  MY  HAND  AND SEAL OF OFFICE,  this  25  day  of
September 2003.

                                     /s/ Merrilee Biagioni
  [notary stamp]                   Notary Public, State of Texas

My Commission Expires:                   Merrilee Biagioni



STATE OF MINNESOTA

COUNTY OF Ramsey

     BEFORE ME, the undersigned authority, a Notary Public in and for the State of Minnesota, on this day personally appeared Robert
P. Johnson, President of AEI Fund Management 86-A, Inc., a Minnesota corporation, AEI Fund Management XVIII, Inc., a Minnesota
corporation,   AEI   Fund  Management  XXII,   Inc.,   a   Minnesota
corporation, and SEI Fund Management XXI, Inc., a Minnesota corporation, known to me (or has produced as identification) to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his/her free act and deed,for the purposes and consideration therein expressed and in the capacity therein stated.

    GIVEN  UNDER MY HAND AND SEAL OF OFFICE, this 25 day of August
2003.

                                       /s/ Michael B Daugherty
                                   Notary Public, State of Minnesota

My Commission Expires:                     Michael B Daugherty


                                           [notary stamp]





                           Exhibit "A"
                Legal Description of the Property

     TRACT I (FEE SIMPLE):

     BEING a 9.9996 acre (called 9.9991 acre)(435,580 square feet) tract of land, being the same parcel of land described in an "Annexation" dated July 17, 2000 as recorded in Montgomery County Clerk File Number (MCCF#) 2000-059756 and Film Code Number (FC#) 741-00-0315 and being a portion of a called 1,972.22 acre tract, as described in a deed dated July 31, 1997 between The Woodlands Commercial Properties Company, L.P. and The Woodlands Land Development Company, L.P., as recorded in MCCF# 9747722 Montgomery County Real Property Records (MCRPR) and The Woodlands College Park, Section One, an addition to Montgomery County as recorded in Cabinet M, Sheet 55, of the Montgomery County Map Records (M.C.M.R.), all bearings related to said plat, which is referenced to the Texas State Plane Coordinate System, South Central Zone (NAD 27) and being more particularly described by metes and bounds as follows:

     COMMENCING at a 5/8 inch iron rod with cap, found for the northwest corner of said plat, also being the point of beginning of said plat, having a coordinate value of X=3,116,971.62, Y=881,621.38;

     THENCE, along a curve to the right, having a radial line bearing of S 84 degrees 34 minutes 16 seconds W, a central angle of 02 degrees 20 minutes 51 seconds, a radius of 500.00 feet, a chord which bears of S 04 degrees 14 minutes 54 seconds E, a distance of 20.48 feet, an arc distance of 20.49 feet, to a 5/8" iron rod with cap, found for the end of curve, also being a point on the west line of said College Park Section One and the east line The Woodlands Commerce Center Section One, as recorded in Cabinet "H", Sheets 109A and 109B (M.C.M.R.);

     THENCE, along said common line S 03 degrees 04 minutes 51 seconds E, a distance of 146.35 feet, to a point;

     THENCE, leaving said common line, N 86 degrees 55 minutes 30 seconds E, a distance of 888.72 feet, to a 5/8" iron rod with cap found, as called, for the southwest corner of herein described tract and the POINT OF BEGINNING;

     THENCE N 03 degrees 04 minutes, 30 seconds W, a distance of
     491.00 feet to a 5/8 inch iron rod with cap, found as called, for the most westerly northwest corner of the herein described tract, said point also being a point of curvature;

     THENCE, along a curve to the right and northeasterly, an arc distance of 47.12 feet to a 5/8 inch iron rod with cap, found, as called, for the point of tangency and the most northerly northwest corner of the herein described tract, said curve having a central angle of 90 degrees 00 minutes 00 seconds, a radius of 30.00 feet, and a long chord with bears N 41 degrees 55 minutes 30 seconds E, 42.43 feet;

     THENCE N 86 degrees 55 minutes 30 seconds E, a distance of
     791.33 feet to a "PK" nail in concrete, found, as called, for the northeasterly corner of the herein described tract;

     THENCE S 06 degrees 23 minutes 28 seconds E, a distance of
     521.87 feet to a 5/8" iron rod, with cap, set, for the southeast corner of the herein described tract;

     THENCE S 86 degrees 55 minutes 30 seconds W, a distance of
     851.52 feet to the POINT OF BEGINNING, delineating and encompassing within the metes recited 9.9996 acres (435,580 square feet) of land, more or less.

     TRACT II (NON-EXCLUSIVE EASEMENT):

     Non-exclusive easement estate appurtenant to Tract I created in Reciprocal Easement Agreement dated December 15, 1999, recorded under Clerk's File No. 99104055 of the Real Property Records of Montgomery County, Texas, as amended by Designation of Additional Tract and Easement dated July 17, 2000, recorded in the Real Property Records of Montgomery County, Texas, covering and affecting the real property more particularly described therein.




                    FIRST AMENDMENT TO LEASE

     This First Amendment to Lease (this "First Amendment") is entered into between CYPRESS/GR WOODLANDS I, L.P. ("Landlord") and GARDEN RIDGE, L.P. ("Tenant") dated as of May 31, 2001.

Recitals

     A. Landlord and Tenant entered into a Lease, dated as of July 13, 2000 (the "Lease") regarding the lease of certain property located in the City of Houston, County of Harris, State of Texas, as more particularly defined therein (the "Premises").

     B. Landlord and Tenant want to amend certain provisions of the Lease subject to the terms and conditions contained herein.

     C. Unless otherwise defined herein, all capitalized terms used in this First Amendment shall have the meaning given to them in the Lease.

     In consideration of the foregoing recitals, and the provisions contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Base Rent. Section 4.1 is deleted in its entirety and the following language is inserted in its place:

     "(a) Commencing on the Rent Commencement Date of this Lease and terminating on the last day of the twentieth (20th) Lease Year hereunder, monthly Base Rent of Seventy Eight Thousand Five Hundred Forty Four and 62/100 Dollars ($78,544.62);"

    2.    Miscellaneous.

          (a) The Lease, as amended by this First Amendment, constitutes the understanding between the parties relating to the subject matter of this First Amendment, and all prior agreements, proposals, negotiations, understandings and correspondence between the parties in this regard, whether written or oral, are superseded and merged with this First Amendment. Except as modified in this First Amendment, the Lease remains in fill force and effect and is hereby ratified in all respects.

          (b) This First Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The use of telecopied signatures in place of original signatures on this First Amendment is expressly allowed. Landlord and Tenant intend to be bound by the signatures on the telecopied document, are aware that the other parties will rely on the telecopied signatures, and waive any defenses to enforcement of the terms of this First Amendment based on the form of signature.
                                1

          (c) The recitals set forth above are incorporated herein by this reference.

          Landlord and Tenant have duly executed this First
Amendment as of the day and year first above written.

                            LANDLORD:

                              CYPRESS/GR WOODLANDS I, L.P.

                              By: Cypress/GR Woodlands, Inc.,
                                  General Partner


                              By: /s/ Christopher C Maguire
                                      Christopher C. Maguire,
                                      President

                             TENANT:

                              GARDEN RIDGE, L.P.

                              By:  Garden Ridge Management, Inc.,
                                   General Partner


                                   By:/s/ Jane Arbuthnot
                                   Name:  Jane Arbuthnot
                                   Title: CFO



                                2

                      AMENDED AND RESTATED
                    FIRST AMENDMENT TO LEASE

    This Amendment and Restated First Amendment to Lease (this "Amended First Amendment") is entered into between CYPRESS/GR WOODLANDS I, L.P. ("Landlord") and GARDEN RIDGE, L.P. ("Tenant") dated as of January 31, 2002, but effective as of May 31, 2001.

Recitals

     A. Landlord and Tenant entered into a Lease, dated as of July 13, 2000 (the "Lease") regarding the lease of certain property located in the City of Houston, County of Harris1 State of Texas, as more particularly defined therein (the "Premises").

     B. Landlord and Tenant entered into a certain First Amendment to Lease (the "Amendment"), dated as of May 31, 2001, amending the Lease in certain respects.

     C. Landlord and Tenant desire to amend and restate the Amendment in its entirety to correct a typographical error,

     In consideration of the foregoing recitals, and the provisions contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Base Rent. Section 4.1(a) only is deleted in its entirety and the following language is inserted in its place:

     "(a) Commencing on the Rent Commencement Date of this Lease and terminating on the last day of the twentieth (20th) Lease Year hereunder, monthly Base Rent of Seventy Eight Thousand Five Hundred Forty Four and 62/100 Dollars ($78,544.62);"

     2.  Miscellaneous

          (a) The Lease, as amended by this Amended First Amendment, constitutes the understanding between the parties relating to the subject matter of this Amended First Amendment, and all prior agreements, proposals, negotiations, understandings and correspondence between the parties in this regard, whether written or oral, are superseded and merged with this Amended First Amendment. Except as modified in this Amended First Amendment, the Lease remains in full force and effect and is hereby ratified in all respects.

          (b) This Amended First Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The use of telecopied signatures in place of original signatures on this Amended First Amendment is expressly allowed. Landlord and Tenant intend to be bound by the signatures on the telecopied document, are aware that the other parties will rely on the telecopied signatures, and waive any defenses to enforcement of the terms of this Amended First Amendment based on the form of
signature.                       1

          (c) The recitals set forth above are incorporated herein by this reference.

     Landlord and Tenant have duly executed this Amended First
Amendment as of the day and year first above written.

                              LANDLORD:

                              CYPRESS/OR WOODLANDS 1, LP.

                              By:  Cypress/GR Woodlands, Inc.,
                                   General Partner


                              By:
                                     Christopher C. Maguire,
                                      President

                             TENANT:

                              GARDEN RIDGE, L.P.

                              By: Garden Ridge Management, Inc.,
                                  General Partner


                              By: /s/ Jane Arbuthnot
                              Name:   Jane Arbuthnot
                              Title:      CFO




                                 2

                              LEASE

                         BY AND BETWEEN

                  CYPRESS/GR WOODLANDS I, L.P.

                          AS LANDLORD,

                              AND

                       GARDEN RIDGE, L.P.

                            AS TENANT

               WOODLANDS, MONTGOMERY COUNTY, TEXAS



                            INDEX TO
                        LEASE PROVISIONS



ARTICLE I Incorporation of Preambles - Certain Definitions    1

    1.1 Incorporation of Preambles                            1

    1.2 Certain Definitions                                   1

ARTICLE II Lease of Premises                                  2

ARTICLE III Term and Extensions                               2

    3.1 Initial Term                                          2

    3.2 Lease Year                                            3

    3.3 Extensions                                            3

    3.4 Rent Commencement Date                                3

ARTICLE IV Rent                                               4

    4.1 Base Rent                                             4

    4.2 Partial Month Rent                                    5

    4.3 Terms of Payment                                      5

    4.4 Additional Rent                                       5

    4.5 Rent                                                  5

    4.6 Guaranty                                              5

ARTICLE V Absolute Net Lease                                  5

ARTICLE VI Use                                                6

ARTICLE VII Subletting and Assignment                         6

    7.1 Subletting and Assignment                             6

    7.2 Assignment by Landlord                                7

ARTICLE VIII Quiet Enjoyment - Landlord's Warranty            7

ARTICLE IX Alterations                                        7

    9.1 Tenant's Alterations                                  7

    9.2 Method of Alterations                                 8

ARTICLE X Tenant's Property                                   8

   10.1 Installation, Removal                                 8

   10.2 Required Removal                                      8

   10.3 Title at Termination                                  9

   10.4 Tenant Financing                                      9

ARTICLE XI Lien or Encumbrance                                9

   11.1 No Liens                                              9

   11.2 No Consent to Work, Lien or Encumbrance               9

ARTICLE XII Repairs and Maintenance                          10

   12.1 DutytoRepair                                         10

   12.2 Definition and Standard of Repair                    10

   12.3 No Obligation to Repair                              10

ARTICLE XIII Requirements of Law                             11

   13.1 Requirements                                         11

   13.2 Nullification of Termination                         11

   13.3 Recapture of Landlord's Payment; Additional Rent     12

ARTICLE XIV Damage or Destruction                            12

   14.1 Tenant's Obligation to Rebuild                       12

   14.2 Approval of Plans and Specifications                 12

   14.3 Payment from Escrow                                  12

   14.4 Failure to Reconstruct: Termination                  13

   14.5 Force Majeure                                        13

   14.6 No Abatement of Rent                                 13

   14.7 Default in Payment of Rent                           13

ARTICLE XV Insurance                                         14

   15.1 Casualty Property Insurance                          14

   15.2 Boiler Insurance                                     14

   15.3 Public Liability Insurance                           14

   15.4 Workers' Compensation,Employer's Liability Insurance 15

   15.5 Business Interruption                                15

   15.6 Insurance on Tenant's Property                       15

   15.7 No Separate Insurance                                15

   15.8 Conduct of Business, Cooperation                     15

   15.9 Requirements of Policies                             15

   15.10Release, Waiver of Subrogation                       16

ARTICLE XVI Indemnification of Landlord                      17

ARTICLE XVII Condemnation                                    18

   17.1 Authority                                            18

   17.2 Taking                                               18

   17.3 Termination                                          18

   17.4 Restoration                                          18

ARTICLE XVIII Default                                        19

   18.1 Events of Default                                    19

   18.2 Landlord's Rights Upon Tenant's Default              19

   18.3 Re-letting                                           20

   18.4 Damages Upon Termination                             21

ARTICLE XIX Signs                                            22

ARTICLE XX Taxes and Other Liens                             22

   20.1 Impositions                                          22

   20.2 Tax on Tenant Additions                              22

   20.3 Exceptions                                           22

   20.4 Proof of Payment                                     23

   20.5 Refunds                                              23

   20.6 Protest                                              23

   20.7 Requirements of Mortgage                             23

ARTICLE XXI Utilities                                        24

   21.1 Payment of Charges                                   24

   21.2 Provision of Services                                24

ARTICLE XXII Holding Over                                    24

ARTICLE XXIII Notice                                         24

   23.1 Notice Address                                       24

   23.2 Service of Notice                                    25

ARTICLE XXIV Subordination                                   25

   24.1 Lease Subordinate                                    25

   24.2 Attomment                                            26

   24.3 Attomment to Successor                               26

ARTICLE XXV Landlord's Access to the Premises                26

ARTICLE XXVI Environmental Compliance                        27

   26.1 Definitions                                          27

   26.2 Compliance                                           27

ARTICLE XXVII Landlord's Work                                28

ARTICLE XXVIII Estoppel Certificates                         28

ARTICLE XXIX Reports                                         29

ARTICLE XXX Declarations, Covenants, Conditions Restrictions and

          Agreements                                         29

ARTICLE XXXI Provisions of General Application               30

                              LEASE

     THIS LEASE (hereinafter sometimes referred to as this "Lease" or this "Agreement"), as of the 13th day of July, 2000, by and between CYPRESS/GR WOODLANDS I, L.P., a Texas limited partnership; having its principal place of business at 15601 Dallas Parkway, Suite 400, Dallas, Texas 75001 (hereinafter referred to as "Landlord"), and GARDEN RIDGE, L.P., a Texas limited partnership, maintaining its headquarters at 19411 Atrium Place, Suite 170, Houston, Texas 77084 (hereinafter referred to as "Tenant");

                        WITNESSETH THAT:

     WHEREAS, Tenant desires to lease from Landlord upon the terms and conditions set out herein, the real property described in Exhibit A (the "Site") and illustrated in Exhibit B (the "Site Plan") located in the City of Woodlands, County of Montgomery, State of Texas; and

     WHEREAS, Landlord is willing to purchase and improve said real property and to lease said real property to Tenant upon the terms and conditions set out herein;

     NOW, THEREFORE, for and in consideration of the foregoing preambles, of the mutual promises and covenants contained herein, of Ten Dollars ($10.00) in hand paid by Tenant to Landlord, and of other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged by both Landlord and Tenant, Landlord and Tenant hereby agree as follows:

                             ARTICLE I
        Incorporation of Preambles - Certain Definitions

     1.1 Incorporation of Preambles. The foregoing preambles and the exhibits referenced herein are hereby incorporated into this Lease as a part hereof by this reference thereto.

     1.2 Certain Definitions. Reference is made in this Article 1.2 to certain defined terms used herein which are defined in the Articles referred to opposite each such term, as follows:

Term                                  Article Where Defined
"Additional Rent"                     Article 4.4
"Agreement"                           Preamble
"Base Rent"                           Article 4.1
"Covenants and Agreements"            Article VI
"Environmental Laws"                  Article 26.1(a)
"Force Majeure"                       Article 14.5
"Improvements"                        Article II
"Initial Term"                        Article 3.1
"Landlord"                            Preamble

                                 1
"Laws"                                Article 13.1
"Lease"                               Preamble
"Lease Year"                          Article 3.2
"Premises"                            Article II
"Prime Rate"                          Article 18.3(c)
"REA"                                 Exhibit C, Paragraph (A)(4)
"Regulated Substance"                 Article 26.1(b)
"Rent"                                Article 4.5
"Rent Adjustment Date"                Article 4.1
"Rent Commencement Date"              Article 3.1
"Site"                                Preamble
"Site Plan"                           Preamble
"Tenant"                              Preamble
"Tenant Delay"                        Exhibit C, Paragraph (G)
"Tenant's Building"                   Article II
"Tenant Environmental Event"          Article 26.2(a)
"Tenant's Property"                   Article 10.1
"Term"                                Article 3.3

                           ARTICLE II
                        Lease of Premises

     Landlord, for and in consideration of the rent to be  paid  and of the covenants and agreements herein contained to be kept and performed by Tenant, does hereby exclusively lease and demise to Tenant, and Tenant does hereby exclusively hire from Landlord, the real property being located in the City of Woodlands, County of Montgomery, State of Texas, described in Exhibit A and illustrated on Exhibit B, including all improvements now or hereafter to be constructed thereon, which improvements are to consist of a retail sales building containing approximately one hundred eleven thousand five hundred seventy (111,570) square feet (the same, as modified in accordance with Article IX below is herein called the "Tenant's Building") and all fixtures and accessory improvements now or hereafter thereon, including all roadway, parking areas and landscaped areas now or hereafter located thereon (collectively such Tenant's Building, fixtures and improvements are hereinafter referred to as the "Improvements") together with all easements, rights, privileges and amenities otherwise appurtenant to such real property (herein called the "Premises"). Said Premises and Improvements are indicated upon the site plan attached hereto as Exhibit B (the "Site Plan").

                           ARTICLE III
                       Term and Extensions

     3.1 Initial Term. The initial term ("Initial Term") of this Lease shall commence on the day (the "Rent Commencement Date") which is the earlier to occur of (x) ninety (90) days following the Delivery Date (defined below) or (y) the date Tenant commences the conduct of its normal and customary business therefrom. Notwithstanding the foregoing, if the Delivery Date occurs between December 1 and the following January 15, the Delivery Date shall be deemed to be such January 15. The "Delivery Date" shall mean the date upon which all of the following have been accomplished: (i) exclusive (subject to Landlord's, its agents', contractors' or

                                 2

employees', entry for the purposes of completing the punch list), actual possession of the Premises is delivered to Tenant with all of the Landlord's Work (defined in Exhibit C attached hereto) having been substantially completed in accordance with, and as defined in, said Exhibit C, (ii) Landlord has obtained and delivered to Tenant a duly executed subordination, non-disturbance and attornment agreement in the form of Exhibit D attached hereto from all lenders holding a lien on any of the land upon which the Premises is located, (iii) Landlord has delivered to Tenant a certificate of occupancy (or the equivalent thereof) with respect to the Landlord's Work from all applicable governmental authorities and under the Covenants and Agreements; Landlord shall be deemed to have obtained such certificate if the same is not issued because of work being conducted by Tenant within the Premises or due to Tenant Delays (defined in Exhibit C hereto). The Initial Term shall end on the twentieth (20th) complete Lease year following the Rent Commencement Date. Regardless of the exercise or non-exercise by Tenant of any or all of the options to renew set forth in this Lease, Tenant shall have, unless the last day of the Term shall be January 31 of any year, the option to extend (or further extend, as the case may be) the Term of this Lease for such period of time as shall cause the last day of the Term of this Lease to be the January 31 next succeeding the date upon which the term of this Lease would expire but for the exercise of this option. This option shall be exercised by notice to Landlord not less than six (6) months prior to the expiration of the Term of this Lease or any extension thereof. Base Rent during this option period shall be the same Base Rent payable under the terms of this Lease at the time Tenant notifies Landlord of its intention to exercise this option.

     3.2 Lease Year. The first Lease Year during the Term shall be the period commencing on the Rent Commencement Date and terminating at the end of the twelfth (12th) calendar month thereafter. Each subsequent Lease Year during the Term shall consist of a year, except that the last Lease Year during the Term shall terminate on the date that this Lease is terminated.

     3.3 Extensions. Provided that Tenant is not in default of this Lease, Landlord hereby grants to Tenant four (4) successive options to extend the Term for periods of five (5) years each on the same terms and conditions as applied during the Initial Term, each exercisable by Tenant's written notice to Landlord of such exercise given (i) not less than twelve (12) months prior to the expiration of the Initial Term hereof, or of the then existing option period, as the case may be, or (ii) within ten (10) days following service of notice from Landlord advising Tenant that it has not timely exercised any option to extend the Term of this Lease. Should Tenant fail to exercise any prior extension option offered hereunder, all subsequent extension options shall be deemed waived as well. Tenant shall have no other renewal rights hereunder, except as set forth in
Section 3.1 above. No assignee or subtenant of Tenant shall have the right to exercise any renewal rights nor shall any assignee (other than any assignee as a result of a merger of Tenant with another, an assignee who is controlled by, under common control with or controlling Tenant, or an assignee who has acquired, in a single transaction or a series of transactions, all or substantially all of the assets of Tenant). The Initial Term of this Lease, plus all options validly exercised by Tenant as provided in this Article III, are herein collectively referred to as the "Term".

     3.4 Rent Commencement Date. When the Rent Commencement Date has been determined, Landlord and Tenant shall execute and deliver to one another a memorandum in the form of Exhibit E attached hereto, which shall expressly confirm the Base Rent, the Rent
                                 3

Commencement Date, the expiration date of the Initial Term, that the Landlord's Work has been completed (other than punch-list items) and accepted by Tenant and which shall ratify and affirm all of the provisions of this Lease.


                           ARTICLE IV
                              Rent

     4.1 Base Rent. Tenant shall pay to Landlord as base rent ("Base Rent"), without, except as expressly provided for in Articles XVII, XVIII, XXVII, and XXX(p) of this Lease, demand, notice, abatement, deduction or offset, for the Premises, on the first day of each month in advance, during the Term of this Lease and any extensions hereof, as follows:

     (a) Commencing on the Rent Commencement Date of this Lease and terminating on the last day of the twentieth (20th) Lease Year hereunder, monthly Base Rent of Seventy-Nine Thousand Four Hundred Sixty-Nine and 58/100 Dollars ($79,469.58);

     (b) "Rent Adjustment Date" shall be on the first day after the end of the Fifth (5th), Tenth (10th), Fifteenth (15th) and every Fifth (5th) Lease Year thereafter and continuing throughout the term of this Lease and any extension thereof. On each Rent Adjustment Date, the annual Base Rent shall be increased and shall be equal to the lesser of (x) 110% of the annual Base Rent for the immediately preceding Lease Year or (y) the CPI Adjusted Rent (hereinafter defined).

     (c) Notwithstanding anything to the contrary contained in this Lease, the monthly Base Rent to be paid by Tenant pursuant to this
Section 4.1 from time to time during the Lease Term shall be the lesser of (x) the amount of monthly Base Rent as stipulated in this
Section 4.1(a), (b) and (c), or (y) an amount (the "CPl Adjusted Rent") equal to (i) the product of the monthly Base Rent first required to be paid by Tenant pursuant to this Lease, times (ii) one
(1) plus a fraction, the numerator of which is thirty (30) times the difference between the Consumer Price Index (as hereinafter defined) most recently published at the time of calculation (the "Current CPI") minus the Consumer Price Index as published at the time Tenant commenced its payment of Base Rent hereunder (the "Base CPI"), and the denominator of which shall be the Base CPI (provided, however, that in no event shall such fraction be less than zero). The CPI Adjusted Rent is illustrated by the following formula:


     Original Base Rent x 1 + 30 x (Current CPI - Base CPI)
                         Base CPI

(d) "Consumer Price Index" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index - U.S. City Average, All Items (1982-84 = 100). The Consumer Price Index for any year shall be that published in December for that year. If the manner in which the Consumer Price Index is determined by the Bureau of Labor Statistics shall be substantially revised, including, without limitation, a change in the base index year, an adjustment shall be made by the parties in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if such Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the
                                  4

public because publication is discontinued, or otherwise, or if equivalent data is not readily available to enable the parties to make the calculations referred to herein, then the parties shall substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

     4.2 Partial Month Rent. If the Rent Commencement Date or the date upon which the Term expires shall be other than the first or last day of a calendar month, as the case may be, Base Rent shall be pro-rated for such month (based upon a month consisting of 30 days).

     4.3 Terms of Payment. All Rent and other payments to be made by Tenant to Landlord hereunder shall be made payable to Landlord in current legal tender of the United States of America and sent to Landlord at the place in the United States to which notice to Landlord is required to be sent hereunder unless Landlord shall direct otherwise by notice to Tenant. Extensions, indulgences, or changes by Landlord upon any occasion in the mode or time of payment of rent or any other payment to be made by Tenant to Landlord hereunder shall not be construed as any continuing waiver or change, or as requiring or allowing in the future any similar change or indulgence. Any Rent not paid when due shall bear interest from the date due until paid at an annual rate equal to the lesser of (x) the maximum non-usurious rate of interest permitted by law or (y) 18%. Additionally, should Tenant fail to pay Rent when due and such failure continues for a period of three (3) business days following Landlord's notice to Tenant of such failure, then Tenant shall also pay to Landlord a late fee equal to four percent (4%) of the past due Rent; provided, that, Landlord shall not be obligated to provide notice as described in this sentence on more than two (2) occasions in any Lease Year.

     4.4  Additional  Rent. All amounts other than Base  Rent  which
Tenant is required to pay or discharge pursuant to this Lease including, but not limited to, charges for taxes, insurance, utilities, and any penalties for late payment of Base Rent shall constitute "Additional Rent".

     4.5 Rent. The term "Rent" shall mean all amounts due as Base Rent and Additional Rent.

     4.6 Guaranty. Concurrent herewith, Tenant has caused Garden Ridge Corporation to execute and deliver to Landlord a guaranty of this Lease in the form of Exhibit H attached hereto.


                            ARTICLE V
                         Absolute Net Lease

     It is the purpose and intent of Landlord and Tenant that the Rent hereinabove provided to be paid to Landlord by Tenant be absolutely net to Landlord so that this Lease shall yield net to Landlord without abatement, set-off or deduction therefrom the Rent as hereinabove provided, to be paid during the Term of this Lease or any extensions hereof, and, that all costs, expenses, and impositions of every kind or nature whatsoever relating to the
Premises which may become due during the Term of this Lease  or  any extensions hereof (including, without limitation, pursuant to the Covenants and Agreements) be paid by Tenant, and Landlord be indemnified, defended and
                                 5

saved harmless by Tenant from and against the same. Tenant hereby assumes and agrees to perform all duties and obligations with relation to the Premises, as well as the use, operation, and maintenance thereof even though such duties and obligations would otherwise be construed to be those of the Landlord. Nothing herein contained, however, shall be deemed to require Tenant to pay or discharge any franchise taxes imposed on Landlord or income taxes imposed upon Landlord or liens or mortgages of any character whatever which may be placed upon the Premises by the affirmative act of Landlord, or the costs and expenses incurred by Landlord in connection with any sale of the Premises. Furthermore, nothing herein shall release or relieve Landlord from its warranty obligations with respect to the Landlord's Work set forth in Exhibit C attached hereto.

                           ARTICLE VI
                               Use

     The Premises shall be initially occupied and used by Tenant for the purpose of conducting Tenant's business as is generally conducted in Tenant's other stores as of the date hereof; provided, that, at anytime after conducting such business for any period of time, Tenant may thereafter use and occupy the Premises for the conduct of any lawful business, subject to compliance with the Covenants and Agreements. Tenant shall use and occupy the Premises in accordance with all governmental laws, statutes, orders, ordinances, rules and regulations of any governmental authority with jurisdiction affecting the Premises from time to time, including, without limitation, applicable zoning ordinances. Tenant agrees to comply with the agreements identified on Exhibit F hereto and incorporated herein by reference (the "Covenants and Agreements") and those to which the Premises or Lease is later made in accordance with this Lease and to assume and perform any duties or obligations thereunder applicable to the Premises or to the owner of the Premises. Tenant shall not use, or allow the Premises to be used, for any purpose other than as specified herein and shall not use or permit the Premises to be used for any unlawful purpose or in any way in violation of any certificate of occupancy applicable to the Premises, or permit the Premises to be occupied in whole or in part by any other person, except as otherwise provided herein.

                           ARTICLE VII
                    Subletting and Assignment

     7.1 Subletting and Assignment. Tenant may assign this Lease or sublet all or any part of the Premises for occupancy without the prior written consent of Landlord; provided, that, in the case of subleases where demising walls are to be constructed, Tenant may not have, at any one time, more than two (2) such subtenancies in effect at any one time. In the event of any assignment or subletting, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of Rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease and Tenant's assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Tenant to be kept and performed and shall be and become jointly and severally liable with Tenant for the keeping and performing thereof. A copy of such assignment or sublease and, in the case of an assignment, an executed assumption agreement shall be delivered to Landlord at the time of any assignment. Tenant shall also deliver to Landlord copies of any financial statements provided to Tenant by such assignee or sublessee. In addition, Tenant shall have the right to transfer and assign this
                                 6

Lease without Landlord's consent to any parent, subsidiary or affiliated company of Tenant, with Tenant remaining liable for the performance of the terms of this Lease.

     7.2 Assignment by Landlord. Landlord shall have the right to transfer all or any part of Landlord's interest in the Lease and the Premises without the consent or approval of Tenant and without notice to Tenant, which transfer shall work an absolute release of Landlord's liabilities and obligations hereunder arising after the date of such assignment provided that the assignee assumes all obligations of Landlord hereunder and Landlord shall not have the right to assign this Lease prior to the Rent Commencement Date.

                          ARTICLE VIII
              Quiet Enjoyment - Landlord's Warranty

     Landlord covenants and agrees with Tenant that so long as Tenant keeps and performs all of the covenants and conditions to be kept and performed by Tenant hereunder, Tenant shall have quiet, undisturbed and continued possession of the Premises free from any claims by any persons claiming under, by or through Landlord, subject, however, to the Covenants and Agreements and the other matters affecting title to the Premises as described on Exhibit F-I attached hereto.

                           ARTICLE IX
                           Alterations

     9.1 Tenant's Alterations. Tenant shall have the right, at its sole cost and expense, at the commencement of and during the term of this Lease or any extension thereof to make such alterations in and/or additions to the Premises, including without limiting the generality of the foregoing, alterations in the water, gas and electrical wiring systems as may be necessary to fit the same for Tenant's business, upon first delivering to Landlord written plans and specifications for all such work and, in the case where the proposed alteration would materially and adversely affect the structural components of the Premises (including without limitation weight bearing members, footings, foundations, walls and roof), obtaining the written approval of Landlord as to written plans and specifications and the materials to be used and the manner of making such alterations and/or additions, which consent shall not be unreasonably withheld, delayed or conditioned. Landlord shall respond to such request for such consent within thirty (30) days of receipt of the same. If Landlord does not object to the request within such thirty (30) day period, Landlord shall be deemed to have consented to the same. Upon the termination of this Lease, Tenant shall not be required to remove any of the original Improvements comprising part of the Landlord's Work still in existence or any subsequent alterations or improvements approved by Landlord (unless, at the time Landlord approves the same, Landlord concurrently gives notice to Tenant that Landlord will require Tenant to remove such alteration upon termination of the Lease), or to restore the Premises to its original condition provided, however, at Landlord's election, Tenant shall remove alterations made without the approval of Landlord and restore the Premises to its original condition, ordinary wear and tear excepted. Upon the termination or expiration of this Lease, such Improvements and alterations (excluding Tenant' s Property [as defined in Article X]) as are not already the property  of  Landlord  shall, at Landlord's  election,  become  the property of Landlord. Tenant's obligations under this Section 9.1 are subject to the provisions of Articles XIV and XVII of this Lease.
                                  7

     9.2 Method of Alterations. All alterations, additions and improvements made by Tenant shall be done in a good and workmanlike manner without impairing the structural soundness of the Premises. All such work shall be performed in accordance with the Covenants and Agreements, all applicable laws, ordinances, rules, and regulations and requirements of all governmental authorities having jurisdiction over the Premises. Before commencing any work, Tenant shall obtain or cause to be obtained, workers' compensation (if required by law) and employees liability insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord and/or Tenant, and general liability insurance insuring Landlord and Tenant against any liability that may be incurred as a result of any work done by Tenant in, to or upon the Premises, such insurance to be in such amounts as are reasonably satisfactory to Landlord. A certificate of insurance or copy of said policy shall be delivered to Landlord and such policy shall name Landlord as an additional insured. Tenant shall procure and pay for all permits, licenses and authorizations required in connection with any such alteration, addition or improvement, and Landlord agrees to cooperate with Tenant, at Tenant's expense, in procuring such permits, licenses and authorizations.

                            ARTICLE X
                          Tenant's Property

     10.1 Installation. Removal. Tenant may, at its sole cost and expense, install any trade fixtures, equipment, and other personal property used in connection with its business on the Premises, and Tenant shall have the right at any time during the Term or upon expiration or earlier termination of the Lease, provided Tenant is not in default of any of the terms of this Lease, to remove any and all such trade fixtures, equipment, and other personal property that it may have stored or installed upon the Premises ("Tenant's Property"); provided, however, that Tenant shall have no right to remove any item which is necessary for the operation or maintenance of the Premises as an integrated building, without regard to the nature of the business conducted therein; and provided, further, that in the event of such removal, Tenant shall repair any damage caused by the removal of such trade fixtures, equipment, and other personal property and restore the Premises substantially to the same condition, ordinary wear and tear excepted, in which they were at the time Tenant took possession. Tenant's obligations under this
Section 10.1 to repair the Premises are subject to the provisions of Articles XIV and XVII of the Lease.

     10.2Required Removal. In case Tenant shall decide not to remove any part of Tenant's Property upon expiration or earlier termination of this Lease, Tenant shall notify Landlord in writing not fewer than ninety (90) days prior to the expiration of the Term of this Lease, specifying those items of Tenant's Property that Tenant has decided not to remove. If, within thirty (30) days after service of such notice, Landlord shall request Tenant to remove any of said Tenant's Property, Tenant shall, at its own expense, at or before the expiration or earlier termination of the Term, remove said Tenant's Property and, in case of damage by reason of such removal, repair such damage, such obligation to repair to survive the expiration or sooner termination of this Lease. Tenant will pay all costs and expenses incurred by Landlord in removing, storing, or disposing of Tenant's Property and repairing all damage to the Premises caused by removal of Tenant's Property which Tenant has failed to remove despite Landlord's request therefor. Any of Tenant's Property not removed by Tenant upon the expiration of the

                                 8

Term or earlier termination of this Lease shall be considered abandoned by Tenant and may be appropriated, sold, destroyed, or otherwise disposed of by Landlord without liability or obligation on Landlord's part to pay or account same.


     10.3 Title at Termination. As to the Tenant's Property that Tenant has not elected to remove pursuant to Section. 10.1 or that
Tenant is not required to remove pursuant to Sections 9.01 or 10.2 above, at the expiration of the Term or earlier termination of this Lease, all remaining Tenant's Property shall become and remain the property of Landlord, free and clear of any claim or interest whatsoever including, without limitation, any claim or interest of Tenant or anyone claiming thereunder. At the request of Landlord, Tenant ~iill, at such time, execute, acknowledge, and deliver to Landlord a bill of sale or other appropriate conveyance document (with disclaimers of warranty, express or implied, except as to title) evidencing the transfer to Landlord of all right, title and interest of Tenant in and to the remaining Tenant's Property. Tenant shall also assign to Landlord, without recourse, all assignable, third party warranties with respect to Tenant's Property.

     10.4 Tenant Financing. Notwithstanding anything contained in this Lease to the contrary, Tenant is hereby given the right, without Landlord's prior consent, to mortgage or otherwise encumber its interests in Tenant's Property and any inventory of Tenant located within the Premises and Landlord agrees that any statutory or common law Landlord's lien in such Tenant's Property or inventory is and shall be subordinate to such mortgage or encumbrance.

                           ARTICLE XI
                        Lien or Encumbrance

     11.1 No Liens. Tenant will pay or cause to be paid all charges for all work done, including without limitation all labor and materials for all repairs, alterations, and additions, to or upon the Premises during the Term and will not suffer or permit any mechanic's, materialman's, or similar liens for labor or materials furnished to the Premises during the Term to be filed against the
Premises; and if any such lien shall be filed, Tenant will either pay the same or procure the discharge thereof by giving security or by posting a bond within thirty (30) days after such filing or within such shorter time period as may be required by law. Tenant shall have the right, however, at its sole cost and expense, in its name or in the name of Landlord or in the name of both, to contest any such lien, provided the existence of such lien pending such contest shall not jeopardize Landlord's interest in the Premises. Tenant shall indemnify and defend Landlord against, and save Landlord harmless from, any and all loss, damage, claims, liabilities, judgments, interest, costs, expenses, and attorney's fees arising out of the filing or contesting of any such lien, such obligations to expressly survive the termination or expiration of this Lease.

     11.2No Consent to Work, Lien or Encumbrance. Nothing contained herein shall constitute any consent or request by Landlord, express or implied, to or for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises nor as giving Tenant any right, power, or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord or the Premises in respect thereto. Nothing in this Lease shall be construed as empowering Tenant to encumber or cause to be encumbered the title or interest of Landlord in the Premises in any manner whatsoever.
                                 9

                           ARTICLE XII
                     Repairs and Maintenance

     12.1Duty to Repair. During the Term Tenant shall, at its sole cost and expense, keep the Premises and the adjoining sidewalks, curbs, parking areas and passageways, if required by governmental authority, free from unlawful obstructions, and will keep the
Premises in as good condition and repair as they were upon commencement of the Term, ordinary wear and tear excepted, and will make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, and foreseen and unforeseen, including but not limited to maintenance and repair of the plumbing, electrical wiring, air conditioning and heating equipment, maintenance of the parking area, painting of the walls of the Improvements, and repair of all glass and casualty damage. The provisions of this Article XII are subject to and Tenant shall have no obligation thereunder to repair the Premises in the event the Lease is terminated as permitted in Articles XIV and XVII below. Except for repairs of an emergency nature with respect to which Tenant shall take reasonable measures to advise Landlord, Tenant shall, prior to making any repair to the structural components of the Premises which, if not made or improperly made, could effect the structural integrity of the Improvements, deliver to Landlord written plans and specifications for all such work and obtain the written approval of Landlord as to the materials to be used and the manner of making such repairs. Landlord shall not unreasonably withhold, delay or condition its approval of said repairs proposed to be made by Tenant. Landlord shall respond to such request for such consent within thirty (30) days of receipt of the same. If Landlord does not object to this request within such thirty (30) day period, Landlord shall be deemed to have consented to the same. Landlord agrees to cooperate with Tenant, at Tenant's expense, in the enforcement of all warranties and guarantees of third party contractors and suppliers obtained or provided in connection with the construction of the Improvements. Nothing in this section shall release or relieve Landlord from its warranty obligations set forth in Exhibit C attached hereto.

     12.2Definition and Standard of Repair. The term "repairs" shall include all necessary replacements, renewals, alterations, additions, and betterments. The necessity for and adequacy of repairs to the Improvements shall be measured by the standard which is appropriate for buildings of similar quality of construction, class, type of materials, and age provided that Tenant shall in any event make repairs necessary to avoid any structural damage or injury to any of the Improvements. All repairs made by Tenant shall be equal in quality and class to the original work, shall meet the same requirements as are set out in Article 9.2 of this Lease to the extent necessary and shall be made in a good and workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, rules, regulations, and ordinances governing such work. Tenant will perform all necessary shoring of foundations and walls of any of the Improvements and every other act or thing for the safety and preservation thereof which may be necessary by reason of any excavation or other building operation upon any adjoining property or Street, alley or passageway. Tenant will not commit any waste of the Premises.

     12.3No Obligation to Repair. Landlord shall not under any circumstances be required to furnish any services or facilities or to make any repairs, replacements or alterations of any nature or description in or to the Premises whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever in connection with
                                 10

this Lease or to maintain the Premises in any way. Tenant hereby waives the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of this Lease or thereafter enacted, and assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance, and management of the Premises. Landlord covenants to cooperate with Tenant, at Tenant's expense, in processing claims with respect to matters covered by such insurance. Nothing in this section shall release or relieve Landlord from its warranty obligations set forth in Exhibit C attached hereto.

ARTICLE XIII
                        Requirements of Law

     13.1 Requirements. Tenant shall, at its expense, comply with, or cause to be complied with, all insurance requirements imposed by insurers providing insurance to Tenant hereunder, and all current and future laws, statutes, ordinances and regulations of federal, state, county and, municipal authorities including, but not limited to, the Americans With Disabilities Act (collectively, "Laws"), the Covenants and Agreements and those to which the Premises or this Lease is later made in accordance with this Lease, which shall impose any duty or obligation on the Premises or the owner thereof including, but not limited to, a duty to construct additional improvements or modify the Improvements or with respect to the conduct of Tenant's business therein to the extent the last date for mandatory compliance falls within the Term; provided, however, in the event of a required compliance with laws if two (2) years or less remain in the Term and the cost of a mandated improvement or alteration (competitively bid) exceeds the sum of One Hundred Thousand and No/100 Dollars ($100,000.00), Tenant may, unless nullified by Landlord as provided in Section 13.2 hereof, terminate the Lease effective upon ninety (90) days notice to Landlord and in the event of such termination shall have no obligation to construct such additional improvements or modify the Improvements to comply with such laws. Tenant shall, together with its notice of termination, provide Landlord with copies of all bids secured by Tenant to perform such improvement or alteration and any plans or specifications prepared by or for Tenant. Tenant shall have the right at Tenant's own expense, to object to and appeal from any administrative or judicial decision requiring compliance and Landlord shall cooperate at Tenant's expense with any such appeal and/or objection by Tenant. In the event compliance shall require improvements or alterations to the Premises during the Term and Tenant is obligated to perform the same as provided for in this
Section 13.1, Tenant shall, at Tenant's sole expense, construct such improvements in accordance with the provisions for Tenant's alterations contained in Article IX of this Lease.

     13.2Nullification of Termination. Landlord may nullify termination of the Lease by Tenant on account of compliance with the requirement of law as permitted in Section 13.1 above, on the condition that Landlord, within forty-five (45) days following receipt of notice from Tenant electing to terminate this Lease, gives written notice to Tenant that Landlord will pay that part of the cost of such mandated improvement or alteration in excess of One Thousand and No/100 Dollars ($100,000.00) (the "Landlord's Payment"). Landlord may require that the contracts for construction of the mandated improvement or alteration required by law shall be competitively bid and implemented through a fixed or guaranteed maximum price construction contract or contracts that have been approved by Landlord, approval not to be unreasonably withheld, conditioned or delayed.


                               11
     13.3 Recapture of Landlord's Payment: Additional Rent. Tenant shall pay as Additional Rent amounts sufficient to fully amortize the Landlord's Payment as finally determined at an interest rate of ten percent (10%) per annum over the period measured by the remaining part of the Initial Term, if any, plus five (5) Lease Years. The payments of Additional Rent to amortize the Landlord's Payment shall commence upon the first month following the month in which Landlord pays the Landlord's Payment and continue until the sooner to occur of the end of the Term or the complete amortization of the Landlord's Payment.

                          ARTICLE XIV
                        Damage or Destruction

     14.1 Tenant's Obligation to Rebuild. In the event of damage to or destruction of the Improvements during the Term of this Lease by fire, the elements, or other casualty for which the insurance carried pursuant to Article 15 of this Lease entitled "Insurance" is paid, said insurance proceeds shall be paid into an escrow account with Landlord's first mortgage lender or a bank selected by Landlord and reasonably agreed to by Tenant. The insurance proceeds shall be used by Tenant for the prompt reconstruction or repair, as the case may be, of the Improvements. Tenant shall rebuild or repair the same in such manner that the Improvements shall be substantially the same as existed immediately prior to such damage or destruction and in a. good and workmanlike condition, and shall have same rebuilt or repaired and ready for occupancy within eighteen (18) months from the time and loss or destruction occurred, subject to force maj cure. Tenant covenants to seek prompt recovery of the insurance proceeds and agrees to commence re-construction as soon as reasonably practicable, but in any event within six (6) months following the date of the payment of the insurance proceeds. If the insurance proceeds exceed the cost of repair or restoration, Tenant shall receive said excess upon completion of such repair or restoration. If the insurance proceeds are insufficient to pay the cost of repair or restoration, Tenant shall nonetheless be obligated to repair and restore the Improvements.

     14.2Approval of Plans and Specifications. In the event of a loss hereunder, Tenant shall submit to Landlord the plans and specification for reconstruction or repair for Landlord's approval. Landlord shall have a fifteen (15) business day period within which to review and approve or disapprove the plans and specifications by delivering written notice to Tenant, which approval shall not be unreasonably withheld, delayed or conditioned. Failure by Landlord to disapprove the same within such fifteen (15) business day period shall constitute Landlord's approval.

     14.3Payment from Escrow. Amounts shall be paid out from said escrow account established pursuant to Section 14.1 from time to time upon the certification of Tenant's architect that said amount is being applied to the payment of the reconstruction or repair (and associated design and related costs) at a reasonable cost therefor and that the disbursement then requested, plus all previous disbursements and the amount of any applicable "deductible" do not exceed the cost of the repair or restoration already completed and paid for, and that the balance in said escrow account is sufficient to pay for the estimated cost of completing the repair or restoration. If the insurance proceeds shall be less than the cost of repair or restoration, Tenant shall pay the excess cost.


                                 12

     14.4 Failure to Reconstruct: Termination. In case of Tenant's failure to enter into the reconstruction or repair of the Improvements within six (6) months from the date of payment of such insurance proceeds and to prosecute said reconstruction or repair with such dispatch as may be necessary to complete the same within eighteen (18) months after the occurrence of such damage or destruction, subject to force majeure, then, at Landlord's election, the amount so collected, or the balance thereof remaining in the escrow account, shall be paid to Landlord and Landlord shall complete the repair and restoration (if the cost to completed the same exceeds the balance of insurance proceeds released from escrow to Landlord, Tenant shall pay the same). Notwithstanding any contrary provision of this Article XIV, Tenant shall have the right to terminate this Lease if less than two (2) years remain in the Term at the time of any such casualty and the reasonable estimate of the time to repair the damage caused thereby exceeds thirty (30) days, and in such event Tenant shall have no obligation to rebuild the Improvements, Landlord shall have the sole and exclusive right to adjust the loss with the insurance carriers and all insurance proceeds shall be paid to and retained by Landlord.

     14.5Force Maieure.

     "Force maieure" shall mean events beyond the control of the parties, including, without limitation, fire, flood, tornado, or earthquake, war, riot, insurrection, strike, lockout, boycott or embargo, acts of God, unavoidable casualties, labor disputes, and unusual delays in transportation, unavailability of materials, adverse weather conditions not reasonably anticipatable.

     Any party who asserts the occurrence of force majeure shall give written notice within five (5) business days after the commencement of a delay caused by an event of force majeure. and any party making claim therefor shall give a supplemental notice of the period of time such delay caused by an event of force majeure is expected to last otherwise any right of claim therefor shall be deemed waived.

     14.6No Abatement of Rent. Notwithstanding any contrary law, Rent shall not be suspended or abated as a result of such damage or destruction, and restoration or rebuilding, but will cease to accrue or be due if this Lease is terminated as a consequence thereof as is provided for herein.

     14.7Default in Payment of Rent. If, at any time after such insurance proceeds come into possession of Tenant or are placed in escrow pursuant to this Article after destruction or damage by casualty, Tenant is in default of any Rent or other charges payable under this Lease, then Landlord shall be entitled to so much of said proceeds as may be necessary to pay and discharge any such Rent or other charges of which Tenant is in default, whenever and as often as any such default shall occur. Tenant shall forthwith reimburse such escrow account by depositing therein any amount so paid out on account of Tenant's default. Nothing herein contained, however, shall be construed as permitting Tenant to default in the payment of Rent or other charges herein stipulated to be paid or in the performance of any other covenants of this Lease, and Landlord may, at its option, proceed against Tenant for the collection of such Rent or other charges in default and recover and take possession of the Premises in accordance with the provisions of this Lease without prejudice to Landlord's right to the benefit of such insurance money as security for Tenant's performance under the terms of this Lease.

                                 13

                           ARTICLE XV
                            Insurance

     15.1 Casualty Property Insurance. Tenant shall, throughout the Term, at Tenant's sole cost and expense, provide and keep in force for the benefit of Landlord and Tenant insurance against loss or destruction of or damage or injury to any Improvements now or hereafter erected on the Premises resulting from fire or from any casualty or hazard included in the so-called extended coverage endorsement (including plate glass insurance, increased cost of construction endorsement, sprinkler leakage, collapse and vandalism and malicious mischief, also known as "All Risks of Physical Loss" coverage). In addition to the foregoing, Tenant shall, at Tenant's sole cost and expense, provide and keep in force for the benefit of Landlord and Tenant, throughout the Term of this Lease, flood insurance, provided the Tenant's Building (or any portion thereof) is located within the "Federal Flood Plain Area" of the United States, as well as insurance against loss or damage or injury or destruction of any Improvements now or hereafter erected on the Premises resulting from water or earthquake damage. Tenant shall provide and keep in full force all such insurance in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policy, but in no event less than the full replacement cost of the Improvements, including the fixtures and equipment appurtenant thereto and used in connection with the Premises. Such replacement cost shall be determined annually by a method required by the insurer(s). The deductible under each of said policies shall be an amount not greater than One Hundred Thousand Dollars ($100,000), which deductible may .be increased with increases in the Consumer Price Index (or the equivalent thereof) for U.S. Wage Earners in the Dallas, Texas area. Such insurance policies to be provided for and kept in force by Tenant shall provide that the loss, if any, be payable to Landlord and Tenant, as their respective interests may appear, except as herein provided, and such insurance policies may exclude foundations, excavation and the usual items customarily excluded in such insurance policies, and that the proceeds thereof shall be used to repair or replace the damage sustained by the casualty. Landlord may require that the interest of any mortgagee under a fee mortgage covering the Premises, be protected by proper endorsements to any such policies of insurance, and that duplicate originals of such policies of insurance be delivered to such mortgagee. Tenant shall provide Landlord certificates confirming that such insurance is in full force and effect.

     15.2Boiler Insurance. Tenant shall also provide and maintain insurance, at Tenant's cost and expense throughout the Term of this Lease, for loss or damage by explosion of steam boilers, pressure vessels, air conditioning systems or similar apparatus to be now or hereafter installed on the Premises, to the extent applicable. Said insurance shall be on a Boiler and Machinery Broad Form Policy on a repair and replacement basis, with Use and Occupancy coverage for at least one (1) year.

     15.3Public Liability Insurance. During the Term, at Tenant's sole cost and expense, Tenant shall maintain in full force and effect broad form commercial or comprehensive general liability insurance, including blanket contractual liability coverage specifically endorsed to provide coverage for the obligations assumed by Tenant pursuant to the Lease against claims and liability for personal injury, bodily injury, death or property damage occurring on, in or about the Premises, with limits of liability of not less than Five Million Dollars ($5,000,000.00) arising out of any one occurrence or annual aggregate. Tenant shall cause such insurance policy or policies
                                 14

to name Landlord, and/or any successor Landlord and Landlord's mortgagee as additional insured (to the extent of Tenant's indemnification obligations hereunder), as their interests may appear.

     15.4Workers' Compensation. Employer's Liability Insurance. Tenant shall also provide and maintain, at Tenant's sole cost and expense throughout the Term, workers' compensation insurance, if required by law, with statutory limits of liability and employer's liability insurance with limits of liability of not less than Five Hundred Thousand Dollars ($500,000.00) in respect of any work or other operations done or performed on or about the Premises. If workers' compensation insurance is not required by law, Tenant shall maintain supplemental accident, medical and income replacement programs or coverages for all employees as may be required to "opt out" of workers' compensation insurance requirements.

     15.5Business Interruption. Tenant shall, during the Term of this Lease, at its sole cost and expense, procure and maintain business interruption (or use and occupancy) insurance including, at a minimum, coverage for rent and other charges for which Tenant is obligated hereunder for a period not to exceed twelve (12) months.

     15.6Insurance on Tenant's Property. It is understood and agreed that Tenant may self-insure with respect to any damage to or destruction of Tenant's Property.

     15.7No Separate Insurance. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required herein to be furnished by Tenant unless Landlord is included therein as additional insured, and as loss payee with loss payable as set out herein. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall deliver the policy or policies or duplicates thereof, or certificates evidencing the same at Landlord's request or as otherwise provided herein.

     15.8Conduct of Business. Cooperation. Tenant shall comply with all requirements of said insurance policies and shall not conduct or allow to be conducted business or other activities or fail to maintain or take other actions with regard to the Premises in such a manner as will result in an increase in said premiums (unless Tenant pays each increase) or a decrease in the recovery thereunder. Any casualty insurance proceeds payable by reason of any insured loss pursuant to or this Article XV shall, subject to the rights of the holders of any mortgage upon the Premises be used exclusively for the purpose of restoring and rebuilding the Premises (subject to the provisions of Article XV). Subject to the foregoing, Tenant shall have the sole right to adjust with the insurance carriers the amount of the loss upon any such policies, and Landlord shall, at Tenant's cost and expense, cooperate in all reasonable respects with Tenant in order to obtain the largest possible insurance recovery and shall execute any and all consents and other instruments and take all other actions reasonably necessary or desirable in order to effectuate the same and to cause such proceeds to be paid; provided, however, that in the event of a termination pursuant to the provisions of this Lease, Landlord shall have the right to adjust the amount of the loss with the insurance carriers.

     15.9Requirements of Policies.

     (a)  All  policies  required to be  carried  pursuant  to  this
Article XV:
                                 15

          (i) shall be written and signed by solvent and responsible insurance companies authorized to do business in the jurisdiction wherein the Premises are located having a rating of not less than Best A+, Class XV and having a claims paying ability rating of not less than Standard & Poor's A;

          (ii)shall contain an agreement by the insurer that such policy or policies shall not be canceled or non-renewed without at least thirty (30) days prior written notice to Landlord, Landlord's mortgagee and Tenant;

          (iii) may be carried under so-called blanket policies, provided that the protection afforded thereunder as to the Premises shall be not less than that which would have been afforded under separate policy or policies relating only to the Premises and provided, however, any such policy of blanket insurance shall specify therein, or Tenant shall furnish Landlord a written statement from the insurer under such policy so specifying, the amount of the total insurance allocated to the Premises, which amount shall be not less than the amount required herein and any such policy shall comply in all respects with the requirements set out in this Article.

          (iv) may be carried under a combination of primary insurance and umbrella coverage;

          (v) the policies described in Section 15.1 and 15.2 shall name Landlord and Landlord's mortgagee as additional insureds; and

          (v) shall be primary insurance by the party obligated under Article XV, which will not call upon any other insurance effected or procured by the other party for defense, contribution or payment.


     (b) Tenant retains full responsibility for payment of all deductibles under each policy provided for hereunder.

     (c) Annually, Tenant will promptly furnish to Landlord and Landlord's mortgagee (if Tenant has been provided the name and address of such mortgagee) certificates evidencing that the insurance required pursuant to this Article XV is in full force and effect. If the certificates of insurance do not provide for thirty
(30) days prior written notice of cancellation or non-renewal to Landlord and Landlord's mortgagee, Tenant shall no later than twenty
(20) days prior to termination by cancellation or non-renewal provide to Landlord and its mortgagee paid receipts evidencing continuation or renewal of insurance.

     (d) If Tenant shall fail or refuse to effect or maintain any of said insurance, Landlord may, but shall have no obligation to do so, following Tenant's failure to remedy such default within five
(5) business days following written notice to Tenant of such default, effect or maintain said insurance and the amount of money so paid, with interest at the Prime Rate, shall be payable by Tenant to Landlord as Additional Rent immediately due and payable hereunder.

     15.10 Release, Waiver of Subrogation. Tenant hereby releases Landlord and Landlord's respective officers, directors, employees and agents, from and waives all claims against such parties for liability or responsibility for any loss or damage in, about, or to the Premises
                                 16

(including, without limitation, loss or damage to Tenant's personal property, or Tenant's business) AND THIS RELEASE AND WAIVER SHALL APPLY NOTWITHSTANDING THE FAULT OR NEGLIGENCE OF LANDLORD OR ANYONE FOR WHOM LANDLORD MAY BE RESPONSIBLE. The aforesaid policies shall contain an endorsement recognizing this release and waiving all rights of subrogation by the respective property and liability insurance carriers.

                           ARTICLE XVI
                   Indemnification of Landlord

     Tenant will defend, indemnify, and hold harmless Landlord from and against any and all liabilities, claims, losses, damages, actions, judgments, costs, and expenses (including without limitation attorney's fees and expenses) of every kind imposed upon or asserted against Landlord or Landlord's title in the Premises arising by reason of or in connection with (a) the making of this
Lease and the ownership by Tenant of the interest created in this Lease or Tenant's possession, use, occupancy, or control of the Premises; (b) any accident, injury to or death of persons, or loss of or damage to property occurring on or about the Premises or adjoining public passageways not caused, by Landlord's negligent act or willful misconduct, (c) the possession, operation, use, misuse, maintenance, or repair of the Premises; (d) any damage to the environment and `any property and persons injured thereby; (e) a claim by any employee, agent, or contractor of Tenant that would be subject to applicable workers' compensation laws if Tenant provided workers' compensation coverage; (f) any failure on the part of Tenant to perform or comply with any of the terms of the covenants and agreements applicable to the Premises or to Landlord as owner of the Premises; and (g) any failure on the part of Tenant to perform or comply with any of the terms of this Lease. LANDLORD'S NEGLIGENT ACT SHALL BE UNDERSTOOD TO REQUIRE THE AFFIRMATIVE ACT OF LANDLORD AND SHALL EXCLUDE ANY CLAIM OR DETERMINATION OF NEGLIGENCE BASED UPON AN OMISSION, A CONDITION OF THE PREMISES, THE MAKING OF THE LEASE OR THE PERFORMANCE BY LANDLORD OF ANY OBLIGATION OF TENANT HEREUNDER IN THE EVENT OF TENANT'S DEFAULT. If Tenant fails to undertake defense of Landlord when required to do so by this Article XVI and it becomes necessary for Landlord to defend any action seeking to impose any such liability, Tenant will pay Landlord all costs, expenses, and attorney's fees incurred by Landlord in effecting such defense, in addition to any other sums which Landlord may be called upon to pay by reason of the entry of judgment against Landlord in the litigation (including arbitration, mediation, and appeals from any of the same) in which such claim is asserted. Landlord shall not be responsible for the loss of or damage to property or injury to or death of persons occurring in or about the Premises by reason of any existing or future condition, defect, matter, or thing in the Premises, or the property of which the Premises are a part, or for the acts, omissions, or negligence of other persons or tenants in and about the Premises; and Tenant agrees to defend, indemnify, and hold Landlord harmless from and against all claims and liability for same. Nothing in this section shall release or relieve Landlord from any of its warranty obligations set forth in Exhibit C hereto, nor shall the indemnity obligations of Tenant extend to or cover any claims, liabilities, losses, damages, actions, judgments, costs or expenses suffered or incurred by Landlord in the performance of the Landlord's Work. The obligations of Tenant set forth in this Article XVI shall survive the expiration of the Term or sooner termination of this Lease with respect to matters within Tenant's obligations which occur during
the Term.                        17

                          ARTICLE XVII
                          Condemnation

     17.1 Authority. If eminent domain proceedings are instituted by any entity having powers of eminent domain, Landlord shall have the exclusive right and authority to act in said proceedings, although Tenant may participate in such proceedings at its expense if it so desires.

     17.2 Taking. Subject to the rights of Tenant hereinafter set forth, Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant may become entitled by reason of any taking of the Premises, or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law or by reason of the temporary requisition of the use or occupancy of the Premises or any part thereof by any governmental authority, whether same shall be paid or payable in respect of Tenant's leasehold interest hereunder or otherwise, but nothing in this Lease shall impair Tenant's right to any separate award or payment on account of Tenant's trade fixtures, equipment, and other tangible property, moving expenses, loss of business and the like, and Tenant shall have the right to a separate claim therefor against the appropriate governmental authority provided such separate award or claim is not based in whole or in part upon the value of Tenant's leasehold interest and will not diminish the award or payment to Landlord. To the extent of such right, Tenant shall not be deemed to have assigned the same to Landlord, and Tenant shall be entitled to participate in any such proceedings described in this section at Tenant's sole expense. Tenant's rights thereto shall survive the termination of this Lease.

     17.3 Termination. If all of the Premises shall be taken in or by such proceedings, or if Landlord shall convey all of the Premises under the threat of the exercise of the power of eminent domain, this Lease shall terminate as of the day preceding the date of the vesting of title to the Premises or portion thereof in the condemning authority, and all rent and other amounts payable by Tenant hereunder shall be apportioned as of the date of such vesting.

     17.4Restoration. If less than all of the Premises shall be taken by condemnation or other eminent domain proceedings and if as a result (x) access to the Premises to and from either Interstate 1-45 or State Highway 242 is permanently, materially and adversely impaired such that Tenant no longer has access to said roads in a manner reasonably equivalent to that existing as of the Delivery Date, or (y) any part of the Premises is taken and following such taking, there are less than 450 parking spaces within the Premises (and Landlord fails to provide substantially equivalent parking [in terms of number of spaces and utility and convenience to Tenant and its customers] within thirty (30) days following such taking), or
(z) any part of the Premises taken includes any portion of Tenant's Building and the same is no longer suitable for the conduct of Tenant's business as reasonably determined by Tenant, Tenant shall have the right and option to terminate this Lease. In the event Tenant does not elect to terminate this Lease within ninety (90) days after the occurrence of such event, then this Lease shall continue in full force and effect. In the event of any such lesser taking where Tenant does not terminate this Lease, Landlord shall promptly make payment of the award, payment, or compensation received by Landlord into escrow (following the procedures set forth in Article XIV with regard to the escrow of insurance proceeds), and Tenant shall have the right to disbursement of such funds (following the procedures set forth in Section 14.3 above), in the same manner as insurance proceeds are used to repair casualty damage hereunder, to promptly repair any damage caused by
                                 18

any such taking or requisition such that, after completion of such repair, the Premises shall be as nearly as possible in a condition as good as the condition thereof immediately prior to such taking or requisition, ordinary wear and tear excepted. Any proceeds not so used by Tenant shall be disbursed to and shall belong solely to Landlord. In the event any portion of the Tenant's Building shall be taken by condemnation or conveyed in lieu thereof and this lease is not terminated, then the square footage of Tenant's Building shall be reduced by the number of square feet taken and the Rent and Additional Rent shall be thereafter reduced proportionately. Subject to the application of the proceeds as described herein, all sums awarded for the taking of fee title or the leasehold estate, whether as damages or as compensation, will be the property of Landlord as is provided for in Section 17.2 above.

                          ARTICLE XVIII
                             Default

     18.1 Events of Default.

     Each of the following shall be deemed a default by Tenant:

     (a) Tenant's failure to pay Rent when such becomes due as herein provided and/or any other charges or payments herein reserved, included or agreed to be treated or collected as Rent and/or any other charge, expense or cost herein agreed to be paid by Tenant, provided that Landlord shall have first given Tenant ten
(10) days' prior written notice and opportunity to cure the same, with no cure having been made within such ten (10) day period; provided, further, that Landlord shall be obligated to provide such notice on no more than two (2) occasions in any Lease Year; or

     (b) Tenant's failure to perform, within thirty (30) days after written notice from Landlord (or within a reasonable time thereafter if the default is of such a nature that it cannot reasonably be expected to be cured within such thirty (30) day period, and Tenant does not either commence the cure within thirty (30) days from such notice and complete the same in good faith and with reasonable diligence) any other terms, conditions or covenants of this Lease to be observed by Tenant; or

     (c) The adjudication of Tenant as a bankrupt or insolvent; or the making by Tenant of a general assignment for the benefit of creditors; or the appointment of a receiver in equity for the property of Tenant, provided such appointment is not released, bonded according to law or otherwise provided for by indemnity within thirty (30) days after written notice thereof first given to Tenant, within a reasonable time after the occurrence thereof; or the appointment of a trustee, custodian or receiver for Tenant's Property in a reorganization, arrangement or other bankruptcy proceeding; or Tenant's filing of a voluntary or involuntary petition in bankruptcy or for a bankruptcy organization, liquidation or arrangement; or Tenant's filing of an answer admitting bankruptcy or agreeing to a bankruptcy reorganization, liquidation or arrangement.

     18.2Landlord's Rights Upon Tenant's Default. In the event of any default set forth in Article 18.1, Landlord, in addition to any other rights or remedies it may have at law or in equity, may do any one or more of the following:

     (a) elect to terminate this Lease; or

                               19

     (b) perform, on behalf and at the expense of Tenant (entering upon the Premises for such purpose, if necessary), any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance or liability by Landlord shall be deemed Additional Rent and incurred for the account of Tenant and Tenant shall reimburse Landlord therefor and save Landlord harmless therefrom upon demand provided, however, that Landlord may cure any such default described in this subparagraph prior to the expiration of the waiting period established in Section 18.1, but after notice to Tenant if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the Premises or Landlord's interest in the Premises, or to prevent injury or damage to persons or property. If Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of Rent due hereunder. Notwithstanding anything to the contrary contained herein, in the case of emergency, notice required pursuant to this Article 18 may be given verbally or in any other reasonably due and sufficient manner having regard to the emergency and the attending circumstances. If any such notice shall not be given in the manner described in Article XXIII of this Lease entitled "Notice", then as soon thereafter as practicable, such notice shall be followed up by notice given in the manner prescribed in said Article. No entry by Landlord, in accordance with the provisions of this Article, shall be deemed to be an eviction of Tenant. Landlord's performance of any such covenant shall neither subject Landlord to liability for any loss, inconvenience or damage to Tenant nor be construed as a waiver of Tenant's default or of any other right or remedy of Landlord in respect of such default, or as a waiver of any covenant, term or condition of this Lease; or

     (c) immediately, using such force as may be reasonably necessary, re-enter upon the Premises, remove all persons and property therefrom, and store such property in a public warehouse or elsewhere at the sole cost and for the account of Tenant, all without service of notice or resort to legal process, without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby (except for any loss or damage resulting from or caused by the gross negligence or criminal act of Landlord or its employees, agents or contractors), and without such re-entry being deemed to terminate this Lease.

     (d) Tenant, its bankruptcy trustee, or any entity authorized by court order to act on behalf of Tenant, shall reject this Lease under 11 USC sec. 365(a) or any other provision of Title 11 of the United States Code, or the deemed rejection of this Lease by operation of law under 11 USC sec. 365(d)(4). Any such rejection of this Lease terminates this Lease, without notice of any kind to Tenant, effective on the later of: (1) the date Tenant vacates the Premises following such rejection; (2) the date the Bankruptcy Court with jurisdiction over Tenant's bankruptcy case enters and order on its docket authorizing Tenant to reject this Lease; or (3) the date this Lease is deemed rejected under 11 USC sec. 365(d)(4).

     18.3Re-1etting. In the event Landlord re-enters upon the Premises as provided in clause (c) of the foregoing Section 18.2, or takes possession of the Premises as provided herein or pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may in addition to all other rights and remedies provided at law or in equity:

     (a) Landlord may terminate this Lease and forthwith repossess the Premises and remove all persons or property therefrom and be entitled to recover from Tenant, as damages, the

                                 20

sum of money equal to the total of (i) the reasonable cost of recovering the Premises, (ii) the accrued and unpaid rentals owed at the time of termination plus interest thereon from such due date at Prime Rate, as hereinafter defined, or the maximum rate permitted by law, (iii) the discounted net present value, at the Prime Rate, of the balance of the Base Rent for the remainder of the Term to the extent the same exceeds the then fair market rental value of the Premises for the balance of the Term (with due consideration for the costs and delay in reletting), and (iv) any other sum of money and damages owed by Tenant to Landlord; or

     (b) Landlord may terminate Tenant's right of possession (but not this Lease) and may repossess the Premises without demand or notice of any kind to Tenant and without terminating this Lease in which event Landlord shall, to the extent required under applicable law, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to make repairs, changes, alterations or additions to the Premises to make same relettable, and (i) jf Landlord shall be unable to relet the Premises, or (ii) if the same are relet and sufficient sums shall not be realized from such reletting (after paying: (a) the unpaid rentals due under the Lease earned, but unpaid at the time of reletting plus interest thereon at the lesser of the Prime Rate or the maximum rate permitted by applicable law, (b) the cost of recovering possession, including Landlord's attorney's fees, (c) all of the costs and expenses of reletting including advertising therefor, decorations, repairs, changes, alterations and additions by Landlord, and (d) the expense of the collection of the Rent accruing therefrom) to satisfy the rent and all other charges provided for in this Lease to be paid by Tenant then Tenant shall pay to Landlord, as damages, the sum equal to the amount of the Rent and other expenses payable by Tenant for such period or periods, or if the Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand therefore from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Article from time to time upon one or more occasions without Landlord being obligated to wait until expiration of the term of this Lease. Such reletting shall not be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Failure of Landlord to declare any default immediately upon occurrence thereof or delay in taking any action in connection therewith shall not waive such default but Landlord shall have the right to declare any such default at any time thereafter.

     (c) As used herein "Prime Rate" shall mean the base rate on corporate loans charged by Bank One, Dallas, Texas.

     18.4Damages Upon Termination. In the event that Landlord at any time terminates this Lease for any default by Tenant, in addition to any other remedies Landlord may have, Landlord may recover from Tenant (i) all damages Landlord may incur by reason of such default, including, without limitation, all repossession costs, brokerage commissions, court costs, attorneys' fees, alteration, reletting advertising and refitting and repair costs, (ii) the accrued and unpaid rentals owed at the time of termination plus interest thereon from such due date at the Prime Rate, or the maximum rate permitted by law, (iii) the discounted net present value, at the Prime Rate, of the balance of the fixed annual minimum rent for the remainder of the Term to the extent the same exceeds the then fair market rental value of the Premises for the balance of the Term (with due consideration given to the costs and delay of reletting), and (iv) any other sum of
                                 21

money and damages owed by Tenant to Landlord. All such amounts shall be immediately due and payable from Tenant to Landlord.

                           ARTICLE XIX
                              Signs

     Tenant shall have the right to erect, at its expense and in accordance with the Covenants and Agreements and all applicable laws, ordinances, rules and regulations, in or on the Premises such sign or signs as it may desire.

                              ARTICLE XX
                        Taxes and Other Liens

     20.1  Impositions. Tenant shall pay before any  fine,  penalty, interest, or cost may be added thereto for the nonpayment thereof, all real estate, municipal utility district and other similar taxes, assessments, ad valorem taxes (including municipal utility and other similar district taxes), water and sewer charges, vault charges, license and permit fees, dues or assessments, general or special of any association to which the Premises is subject and other governmental levies and charges, general and special, ordinary, and extraordinary, unforeseen as well as foreseen, of any kind and nature (collectively "Impositions") which may be charged, assessed, levied, imposed upon or become due and payable, during the Term; provided, however, that if, by law, any Imposition is payable or at the option of the taxpayer may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), Tenant shall pay the same (and any accrued interest on the unpaid balance) in installments and shall be required to pay only such installments as may become due during the Term as the same respectively become due and before any fine, penalty, interest, or cost may be added thereto for nonpayment thereof and provided further, that any Imposition relating to a fiscal period of a taxing authority, a part of which period is included within the Term and a part of which is included in a period of time before the commencement of the Term or after the termination of this Lease, other than a termination of this Lease pursuant to Article 18, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed, or become a lien upon the Premises or shall become payable, during the term of this Lease) be appropriately pro rated between Landlord and Tenant.

     20.2Tax on Tenant Additions. Tenant shall pay all additional taxes levied, assessed or becoming payable during the Term by reason of or assessed against the improvements, alterations or additions to the Premises installed by Tenant at any time during the Term of this Lease.

     20.3Exceptions. Nothing in this Lease shall require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy, stamp, transfer or similar tax of Landlord, or any income, excess profits, revenue or similar tax or any other tax, assessment, charge, or levy upon the Base Rent, or any other Rent payable under this Lease, nor shall any tax, assessment, charge, or levy of the character described in this Section 20.3 be deemed to be included within the term "Imposition"; provided, however, that if at any time under the laws of the State or any political subdivision thereof in which the Premises is located a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transfer, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in
                                 22

substitution in whole or in part for any imposition, or in lieu of additions to or increases of said impositions then said franchise, income, transfer, profit or other tax or governmental imposition shall be deemed to be included within the term "Imposition," and Tenant shall pay and discharge such Imposition in accordance with
Section 20.1 in respect of the payment of Impositions, to the extent it would be payable if the Premises were the only property of Landlord subject to such Imposition.

     20.4Proof of Payment. Tenant agrees to submit to Landlord official receipts evidencing payment of said Impositions prior to delinquency thereof at the place at which rental payments are required to be made.

     20.5Refunds. If Landlord shall receive a refund of any Imposition theretofore paid by Tenant pursuant to the provisions hereof, such refund, net of Landlord's reasonable out-of-pocket costs of recovery, shall be promptly paid to Tenant.

     20.6Protest. If Tenant shall, in good faith, desire to contest the validity of such Impositions, Tenant shall have the right to do so without being in default hereunder provided that Tenant shall give Landlord prompt written notice of Tenant's intention to institute such legal proceedings as are appropriate, which proceedings shall be promptly instituted and conducted in good faith and with due diligence; such proceedings shall suspend the collection of such Impositions, and the Premises shall not be in danger of being sold, forfeited, or lost; and Tenant shall furnish Landlord or the appropriate governmental agency with a bond made by a surety company qualified to do business in the State in which the Premises is located and reasonably satisfactory to Landlord or shall pay cash to a recognized escrow agent in the County within which the Premises is located in the amount of such Impositions, conditioned to pay such Impositions when the validity thereof shall have been finally determined, which said written notice and security shall be given by Tenant to Landlord or the appropriate governmental agency not fewer than ten (10) days before such Impositions proposed to be contested would otherwise become delinquent. Upon the conclusion of such contest, Landlord shall return to Tenant the security hereinabove required to be deposited by Tenant, provided that Tenant shall first evidence payment of such Impositions.

     20.7Requirements of Mortgage. In the event the financing institution where Landlord has financing on the Premises shall require Landlord to prepay the Impositions in monthly installments of one-twelfth (1/12th) of the annual amount thereof, then Tenant shall make to Landlord, in addition to the Rent reserved hereunder, monthly payments of one-twelfth (1/12th) of such Impositions, and to the extent it does so, Tenant shall be deemed to have satisfied its obligations to pay the Impositions and Tenant shall not be required to provide the evidence described in Section 20.3 above and Landlord shall cause all such Impositions to be timely paid. If Landlord fails to timely pay or cause payment of an Imposition where Tenant has made monthly installments as provided in this Section, and provided the failure to pay the Imposition would constitute a lien upon Tenant's Property or Tenant's leasehold interest in the Premises will be subordinate to the lien of such Imposition, then Tenant may, but shall have no obligation (to the extent Tenant has already made monthly payments as provided in this Article 20.7) to pay such Imposition. If Landlord fails to pay or cause the payment of an Imposition prepaid by Tenant and Tenant makes separate payment of such Impositions as provided in this Article 20.7, Tenant shall from and after such payment by Tenant no longer be obligated to make payment in
                                 23

monthly installments as provided in this section but shall thereafter make direct payment of Impositions to the taxing authority as otherwise provided in this Article and Landlord shall refund to Tenant such prepayments not applied in payment of Impositions, any interest or penalties on such Impositions paid by Tenant on account thereof, together with interest thereon at the Prime Rate accruing from the date of payment by Tenant to the taxing authority.

                           ARTICLE XXI
                            Utilities

     21.1 Payment of Charges. Tenant shall, during the Term, pay and discharge punctually as and when the same shall become due and payable without penalty all water and sewer rents, rates, and charges, charges for removal of waste materials, and charges for water, steam heat, gas, electricity, light, and power, and other service or services furnished to the Premises or the occupants thereof during the Term of this Lease or any extensions hereof. Tenant shall indemnify, defend, and hold harmless Landlord against any and all liability on such account, such obligations to expressly survive the expiration of the Term or earlier termination of this Lease.

     21.2Provision of Services. Landlord shall not be required to furnish any services or facilities (except as part of the Landlord's
Work) to the Premises and shall not be liable for any failure of water supply or electric current or of any service by any utility, nor for injury or damage to person (including death) or property caused by or resulting from steam, gas, electricity, water, heat, or by rain or snow that may flow or leak from any part of the Premises or from any pipes, appliances, or plumbing works of the same or from the Street or subsurface or from any other place, nor for interference with light or other incorporeal hereditaments or easements, however caused, unless due to the affirmative acts of Landlord. Tenant hereby assumes the full and sole responsibility for the condition or the Improvements and the operation, repair, replacement, maintenance, and management of the Premises; provided, that, nothing herein shall release or relieve Landlord from its warranty obligations set forth in Exhibit C attached hereto.

                          ARTICLE XXII
                          Holding Over

     If Tenant or anyone claiming under Tenant remains in possession of the Premises at the expiration of the Term, such continuing possession shall create a month-to-month tenancy on the terms herein specified, if Rent in the amount of one hundred and fifty percent (150%) of the immediately preceding monthly installment of Rent is paid by Tenant and accepted by Landlord. Such tenancy may be terminated by either party by giving at least thirty (30) days notice thereof to the other party.

                          ARTICLE XXIII
                             Notice

     23.1 Notice Address. Any notice or demand which either party hereto either is required to or may desire to serve upon the other, must be in writing, and shall be sufficiently served if (1) personally delivered, (ii) sent by registered or certified mail, postage prepaid, or (iii) sent by commercial overnight carrier, and addressed, in the instance of Landlord, to:

                                 24

               Cypress/GR Woodlands I, L.P.
               do Cypress Equities, Inc.
               15601 Dallas parkway, Suite 400
               Dallas, Texas 75001
               Attention:  Christopher C. Maguire

               with a copy to:

               Kane, Russell, Coleman & Logan, P.C.
               3700 Thanksgiving Tower
               1601 Elm Street
               Dallas, Texas 75201
               Attention:  Raymond J. Kane


     or any other address which Tenant may be notified of in writing by Landlord, and in the instance of Tenant, to:

               Garden Ridge, L.P.
               19411 Atrium Place, Suite 170
               Houston, Texas 77084
               Attention:  President

               with a copy to:

               Stephen C. Jacobs
               Locke Liddell & Sapp LLP
               600 Travis
               3200 Chase Tower
               Houston, Texas 77002

or such other address which Landlord may be notified in writing by Tenant.

     23.2Service of Notice. Such notice shall be deemed to have been served within three (3) days of the time of the mailing thereof (certified mail, return receipt requested) or upon receipt in the event of personal service or overnight courier; provided, however, that should such notice pertain to the change of address to either of the parties hereto, such notice shall be deemed to have been served upon receipt thereof by the party to whom such notice is given.

                          ARTICLE XXIV
                          Subordination

     24.1Lease Subordinate. Tenant agrees to subordinate this Lease and all of Tenant's right, title, and interest in and under this Lease to the lien of any and all ground leases underlying leases, mortgages, and deeds of trust and to any and all terms, conditions, provisions, extensions, renewals or modification of any such leases, mortgages, or deeds of trust which Landlord or any

                               25
grantee or assignee of Landlord or may place upon the Premises in the same manner and to the same extent as if this Lease had been executed subsequent to the execution, delivery, and recording of such Lease, mortgage, or deed of trust; provided, that, concurrent with and as a condition to Tenant's obligation to subordinate, Tenant is provided, from the holder of such lien, an agreement whereby the holder thereof agrees that for so long as Tenant is not in default under this Lease, Tenant's rights under this Lease shall not be disturbed. The form of such an agreement is attached hereto as Exhibit D. Tenant agrees to execute and deliver such instrument to Landlord within fifteen (15) days following Landlord's request therefor.

     24.2Attornment. Tenant covenants and agrees that, upon any mortgage foreclosure or foreclosure under a deed of trust, it will attom to any mortgagee, trustee, assignee, or any purchaser at any foreclosure sale as its Landlord, and this Lease shall continue in full force and effect as a direct Lease between Tenant herein and such party upon all terms, conditions, and agreements set forth in this Lease.

     24.3 Attornment to Successor. In the event Landlord or any successor owner of the Premises shall transfer the Premises, which transfer may be freely effected by Landlord without the consent or approval of Tenant and such assignee assumes the obligation of Landlord hereunder, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Lease and all such future liabilities and obligations shall thereupon automatically be binding upon the new owner, and Tenant will attorn to any new owner as its Landlord, and this Lease shall continue in full force and effect as a direct Lease between Tenant herein and such party upon all terms, conditions, and agreements set forth in this Lease.


                           ARTICLE XXV
                Landlord's Access to the Premises

     Landlord, or its agents or authorized representatives, upon not less than two (2) business days prior notice, shall have access to the Premises during normal business hours for the purposes of examining or inspecting the condition of same. Such inspection to be performed in such a manner as to minimize, to the maximum extent practicable, interference with Tenant's conduct of its business. In the event of any emergency such as, but not limited to, a fire, flood, or severe windstorm, Landlord shall have free access to the Premises for the purpose of examining or inspecting damage done to them. Unless Tenant shall have given notice of its intention to exercise its option to extend the Term of this Lease pursuant to
Article III of this Lease entitled "Term and Extensions", Landlord shall have the right, within twelve (12) months prior to expiration of this Lease or any extensions hereof, to show the Premises to prospective tenants, at reasonable times during normal business hours and upon not less than two (2) business days prior notice. Landlord further reserves the right to show the Premises to prospective purchasers any time during the Term of the Lease, during normal business hours, or at other times upon reasonable notice to Tenant.

                                 26




                          ARTICLE XXVI
                    Environmental Compliance

     26.1     Definitions. For purposes of this Lease:

     (a) the term "Environmental Laws" shall mean and include the Resource Conversation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act and all applicable state and local environmental laws, ordinances, rules, requirements, regulations and publications, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted and any and all other federal, state or local laws, ordinances, rules, requirements, regulations and publications, now or hereafter existing, relating to the preservation of the environment or the regulation or control of toxic or hazardous substances or materials; and

     (b) the term "Regulated Substance" shall mean and include any, each and all substances or materials now or hereafter regulated pursuant to any Environmental Laws, including, but not limited to, any such substance or material now or hereafter defined as or deemed to be a "regulated substance," "pesticide,~~ "hazardous substance" or "hazardous waste" or included in any similar or like classification or categorization thereunder.

     26.2Compliance. Tenant shall:

     (a) not cause or permit any Regulated Substance to be placed, held, located, released, transported or disposed on, under, at or from the Premises in violation of any Environmental Laws due to the acts or omissions of Tenant, its agents, contractors or employees (a "Tenant Environmental Event");

     (b) at its own cost and expense or at the cost and expense of any party other than Landlord, contain at or remove from the Premises, or perform any other necessary or desirable remedial action regarding any Tenant Environmental Event in any way affecting the Premises if, as and when such containment, removal or other remedial action is required under and in a manner satisfying any Environmental Laws;

     (c) provide Landlord with written notice (and a copy as may be applicable) of any of the following within ten (10) days thereof:
(i) Tenant's obtaining actual knowledge or notice of any kind of the presence, or any actual or threatened release, of any Regulated
Substance in any way affecting the Premises in a manner which violates any Environmental Laws; (ii) Tenants receipt or submission, or Tenant's obtaining actual knowledge or notice of any report, citation, notice or other communication from or to any federal, state or local governmental or quasi-governmental authority regarding any Regulated Substance in any way affecting the Premises; or (iii) Tenant's obtaining actual knowledge or notice of the incurrence of any cost or expense by any federal, state or local governmental or quasi-governmental authority or any private party in connection with the assessment, monitoring, containment, removal or remediation of any kind of any Regulated Substance in any way affecting the Premises, or of the filing or recording of any lien on the Premises or any portion thereof in connection with any such action or Regulated Substance in any way affecting the Premises; and

                                 27

    (d) defend all actions against the Landlord and its mortgagee and pay, protect, indemnify, defend and save harmless Landlord and its mortgagee from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, attorneys' and consultant's fees, response and clean-up costs, court costs, and litigation expenses), causes of action, suits, claims demands or judgments of any nature relating to any of the following which occur during the Term or arise out of an event that occurred during the
Term: (i) a Tenant Environmental Event; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or relating to any Tenant Environmental Event; or
(iii) any violation of Environmental Laws due to a Tenant Environmental Event. If at the expiration or other termination of this Lease any response or clean up of a condition involving a Tenant Environmental Event is required by any federal, state or local governmental authority, Tenant shall remain solely responsible for such requirement and this Lease shall remain in full force and effect pursuant to the terms of Article XXII until such response or clean up is completed to the satisfaction of the respective governmental authority. The indemnity and defense obligations contained in this Article 26.2 shall survive the expiration or earlier termination of this Lease but in no event shall it extend to any of the foregoing if caused by the affirmative acts of Landlord, its agents, contractors or employees.

    Landlord hereby represents and warrants to Tenant that the Premises are free from Regulated Substances and agrees to indemnify, defend and hold Tenant harmless of, from, and against any and all liabilities related to or arising out of the presence or existence of Regulated Substances in, on, or about the Premises as of the Rent Commencement Date.

                          ARTICLE XXVII
                         Landlord's Work

    Landlord agrees to construct the initial Improvements and other elements of the Landlord's Work pursuant to the provisions of Exhibit C attached hereto at Landlord's sole cost and expense. Notwithstanding any contrary provisions hereof, in the event Landlord does not achieve the Delivery Date within eighteen (18) months following the date of this Lease: (i) Tenant shall have the right and option to terminate this Lease at anytime thereafter and prior to the day upon which the Delivery Date is achieved by providing written notice to Landlord to such effect (in which case neither party hereto shall have any further rights, duties, or obligations one to the other hereunder) or, (ii) alternatively, Tenant may elect to assume control over completion of the Landlord's Work (in which case Landlord shall fully cooperate with Tenant in transferring equipment and materials to Tenant and in permitting Tenant to supervise the completion of the Landlord's Work). In such later case, Tenant shall be entitled to recover all costs and expenses incurred by Tenant in causing such work to be completed, plus interest thereon from the date expended until repaid at the Prime Rate, by offset against Rent thereafter accruing hereunder.

                         ARTICLE XXVIII
                      Estoppel Certificates

    Upon the request of either party hereto, the other party will, within ten (10) days following such request, execute, acknowledge, and deliver a certificate, certifying that this Lease is unmodified and is a full force and effect (or, if modified, that this Lease is in full force and
                                 28

effect, as modified, and stating the date of each instrument so modifying this lease); the dates, if any, to which Rent and other charges payable hereunder have been paid; and, whether, in the opinion of the party delivering the same, any default exists hereunder and, if so, the nature and period of existence thereof and what action should be taken with respect thereto and whether notice thereof has been given to the other and such other and further matters as may reasonably be requested. If such certificate is required to be delivered by a corporation, the same shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary thereof, and if such certificate is required to be delivered by a partnership, the same shall be signed by a general partner thereof. Any certificate required under this Article may be relied upon by a prospective purchaser, mortgagee, or other transferee of Landlord's `or Tenant's interest under this Lease.

                           ARTICLE XXIX
                             Reports

     Tenant agrees to furnish to Landlord, with reasonable promptness, copies of financial statements of Tenant (including, but not limited to, annual balance sheets, income statements and surplus statements) prepared in accordance with generally accepted accounting principles consistently applied and certified by independent certified public accountants which shall be prepared not less often than annually. If Tenant prepares financial statements certified by Tenant's public accountants more often than annually, Tenant agrees to provide a copy of the same to Landlord. Additionally, if requested in writing by (i) an institutional lender with a mortgage lien on the Premises, (ii) an institutional lender proposing to make a loan to Landlord secured by the Premises, or
(iii) a prospective purchaser of the Premises, Tenant will deliver to such requesting party a copy of Tenant's most recent quarterly financial statements within fifteen (15) days following such request and upon the agreement of such party to maintain the same in confidence by executing and delivering to Tenant a confidentiality agreement in form and substance reasonably satisfactory to Tenant. Landlord agrees to maintain such statements in confidence and may disclose the same only to its lenders and prospective purchasers and then only if such parties execute and deliver to Tenant an agreement whereby such parties agree to keep the same confidential, such agreement to be in form and substance reasonably satisfactory to Tenant.

                           ARTICLE XXX
               Declarations, Covenants, Conditions
                   Restrictions and Agreements

     The Premises is subject to and has the benefit of the Covenants and Agreements and is made subject to and shall have the benefits of those new or additional covenants and agreements to which the Premises may hereafter be made subject in accordance herewith. Tenant shall pay all costs with respect to the Premises or the ownership thereof that are due and owing during the Term hereof on account of the Covenants and Agreements, or such declarations, conditions, warranties, restrictions, and agreements as though an Imposition. Tenant shall provide Landlord with evidence of payment in accordance with the provisions of Article XX. Tenant shall perform and satisfy all of the terms and conditions of such agreements that are applicable to the Premises or the ownership thereof during the Term of this Lease. Landlord agrees that Landlord's rights and benefits under the Covenants and Agreements pertaining to ingress and egress and cross

                                 29

parking and rights to signage shall inure to Tenant's benefit during the Term. Landlord agrees to enforce such agreements, at Tenant's expense, for the benefit of the Premises and Landlord shall, at Tenant's sole cost and expense, cooperate and execute all documents necessary to do so upon Tenant's request. Landlord and Tenant each covenants and agrees it will not enter into any amendments or modifications to such agreements or enter into new agreements made after the date of this Lease without the other parties' prior written consent, not to be unreasonably withheld or delayed. Tenant's consent to any requested amendments or new or additional covenants shall not be deemed unreasonably withheld, conditioned or delayed if the potential effect of the requested amendment or new or additional covenant that would materially increase Tenant's obligations under this Lease or materially reduce or impair its rights under this Lease, or impose additional limitations on the uses which can be made of the Premises. Tenant may also request that Landlord consent to and execute amendments to the Covenants and Agreements, or to enter into new, similar agreements. Landlord may refuse to grant consent to any Tenant requested amendments or modifications or new agreements if the same would impose additional limitations on uses which can be made of the Premises or would have a material adverse effect on the value of the Premises.

                           ARTICLE XXXI
                Provisions of General Application

     (a) Landlord hereby represents and warrants to Tenant as follows:


          (i) That Landlord is duly organized and validly existing under the laws of the state of Texas and has full power and authority to enter into this Lease.

          (ii)That Landlord is not a party to any agreement or litigation which could adversely affect the ability of Landlord to perform its obligations under this Lease or which would constitute a default on the part of the Landlord under this Lease, or otherwise adversely affect Tenant's rights or entitlements under this Lease.

          (iii) That the execution, delivery and performance of this Lease will not: (i) violate any provisions of the law of the State of Texas or any applicable regulation, order, writ, injunction or decree of any court or governmental authority; or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind or nature to which Landlord is a part or by which Landlord or the Premises may be bound.

     (b) Tenant hereby represents and warrants to Landlord as follows:


          (i) That Tenant is duly organized and validly existing under the laws of the state of Texas and has full power and authority to enter into this Lease.

          (ii)That Tenant is not a party to any agreement or litigation which could adversely affect the ability of Tenant to perform its obligations under this Lease or which would

                                 30

constitute a default on the part of the Tenant under this Lease, or otherwise adversely affect Landlord's rights or entitlements under this Lease.

          (iii) That the execution, delivery and performance of this Lease will not: (i) violate any provisions of the law of the State of Texas or any applicable regulation, order, writ, injunction or decree of any court or governmental authority; or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind or nature to which Landlord is a part or by which Tenant or the Premises may be bound.

     (c) The language in all parts of this Lease shall in all cases be construed as a whole and according to its fair meaning, and not strictly for or against either Landlord or Tenant, and the construction of this Lease and any of its various provisions shall be unaffected by any argument or claim, whether or not justified, it has been prepared, wholly or in substantial part, by or on that behalf of Landlord or Tenant.

     (d) The Article and section headings in this Lease are for convenience only and are not a part of this Lease, and do not in any was limit or simplify the terms and provisions of this Lease, nor should they be used to determine the intent of the parties. Each reference herein to an "Article" or "section" shall mean and refer to the indicated numbered Article or section within an Article.

     (e) If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid, illegal, or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision invalid, and the other which would render the provision valid, then the provision shall have the meaning which renders it valid; and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     (f) It is mutually covenanted and agreed by and between the parties that no waiver of a breach of any of the covenants or conditions of this Lease shall be construed to be a waiver of any preceding or succeeding breach of the same covenant or condition. It is further agreed by and between the parties that no modification, release, discharge or waiver of any provision of this Lease shall be of any force, effect or value unless in writing and signed by the Landlord and Tenant.

     (g) This Lease shall be governed and construed in accordance with the laws of the State wherein the Premises are located.

     (h) The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in this Lease, shall mean, where the context requires or permits, the persons named, herein as Landlord and as Tenant, respectively, and their respective heirs, legal representatives, successors, and assigns, irrespective of whether singular or plural, or masculine, feminine, or neuter. The agreements and conditions in this Lease contained on the part of Landlord to be performed and

                                 31

observed shall be binding upon Landlord and its heirs, legal representatives, successors, and assigns, and shall enure to the benefit of Tenant and its heirs, legal representatives, successors, and assigns; and the agreements and conditions on the part of Tenant to be performed and observed hereunder shall be binding upon Tenant and its heirs, legal representatives, successors and assigns, and shall enure to the benefit of Landlord and its heirs, legal representatives, successors, and assigns.

     (i) Landlord and Tenant represent to each other that no broker or person is entitled to any commission by reason of the negotiation and execution of this Lease except that Tenant has engaged Staubach Retail Services, Inc. and Landlord agrees to pay~ such party pursuant to a separate agreement. Landlord and Tenant agree to hold each other harmless against any and all claims by any person for brokerage commissions arising out of any conversation, negotiations or other dealings held by the other party with any broker regarding this Lease (except that Tenant's indemnity shall not extend to the claims of Staubach Retail Services, Inc.).

     (j) The parties will, at any time at the written request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a short form of lease in the form of Exhibit G attached hereto. All costs incurred in connection with recording the short form of lease shall be paid by Tenant.

     (k) If Landlord or Tenant uses the services of an attorney in order to secure compliance with this Lease or to recover damages therefor from the other the prevailing party in any litigation resulting therefrom or settlement associated therewith shall be entitled to recover from the other party any and all reasonable attorneys' fees and expenses incurred by the prevailing party in connection with such dispute.

     (l) This instrument contains the entire and only agreement between the parties relating to the subject matter hereof, and no oral statements or representations or written matter not contained in this instrument shall have any force or effect. This Lease shall not be amended or modified in any way except by a writing executed by both parties.

     (m) The relationship between the parties hereto is solely that of Landlord and Tenant, and nothing in this Lease shall be construed as creating a partnership or joint venture between the parties hereto, it being the express intent of Landlord and Tenant that the business of Tenant on the Premises and elsewhere, and the good will thereof, shall be and remain the sole property of Tenant.

     (n) Throughout this Lease, wherever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders.

     (o) There shall be no merger of this Lease or the leasehold estate created by this Lease with any other estate or interest in the Premises by reason of the fact of the same person, firm, corporation, Or other entity acquiring or owning or holding, directly or indirectly, this Lease or the leasehold interest created by this Lease or any interest in this Lease, and any such other estate or interest in the Premises or any part thereof, and no such merger shall occur unless and until all corporations, firms, and other entities having an interest (including a security interest) in this Lease or the leasehold interest created by this Lease and any such other estate or interest in the Demised
                                 32

premises or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

     (p) Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any beach or default by Landlord of any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Premises or of the Building of which the Premises are a part. Nothing herein shall prohibit or prevent Tenant from obtaining injunctive or other equitable relief. Furthermore, Tenant shall have the right to seek and obtain a monetary judgment against Landlord but shall only be entitled to collect the same from Landlord's interests in the Premises, insurande maintained hereunder by Landlord or by offset against rent then due and thereafter becoming due under this Lease.

     Landlord and Tenant have duly executed this Lease on the day and year first above written.

                         LANDLORD:

                         CYPRESS/GR WOODLANDS I, L.P.

                         By: Cypress/GR Woodlands, Inc. general
                             partner

                         /s/ Christopher C Maguire
                         By: Christopher C. Maguire, President


                         TENANT:

                         GARDEN RIDGE, L.P.

                         By: Garden Ridge Management, Inc.,
                             General Partner


                         By: /s/ Jane Arbuthnot
                         Name:   Jane Arbuthnot
                         Title:    CFO

Exhibits
A-   Site
B-   Site Plan
C -  Landlord's Work
D -  Subordination, Non-Disturbance and
     Attornment Agreement
E -  Rent Commencement Date Memorandum
F -  Covenants and Agreements
F-I  Additional Title Matters
G -  Memorandum of Lease
H -  Guaranty


                               33


                            EXHIBIT A




                  METES AND BO~SNDS DESCRIPTION
                     9.9991 ACRES OUT OF THE
                   GEORGE TAYLOR SURVEY, A-555
                 JAMF,S MCCAMBRDGE SURVEY, A-390
                    MONTGOMERY COUNTY, TEXAS

A  tract  or parcel of land containing 9.9991 acres (435,562  square feet) out of the George Taylor Survey, Abstract 555 and the Jarnes McCamhridge Survey, Abstract 390, Montgomery County, Texas, out of lands owned by The Woodlands Land Development Company, LY., a Texas Limited Partnership by virtue of Memorandum of Merger and Ownership dated July 31, 1997 recorded in File No. 9747722 of the Montgomery County Real Property Records, also being a portion of Restricted Reserve "A" of The Woodlands College Park Section One as shown on a plat recorded in Cabinet "M" Sheet 55 of the Montgomery county Map Records, said 9.9991 acre tract being more particularly described by metes and bounds as follows with all control referred to the 1927 Texas State Plane Coordinate System, Lambert Projection, South Central Zone.

BEGINNTING at the southwest corner of the herein described tract having a Texas State Plane Coordinate Value of X=3,117,868.40, Y=881,502.36 and being NORTH 57 degrees 05 minutes 40 seconds EAST, 2,046.21 feet from the southwest corner of said James McCambridge Survey, A-390, common to the northwest corner of the George Taylor Survey, A-555, located in the east line of the Daniel F. Whillden Survey, A-640;

THENCE NORTH 03 degrees 04 minutes 30 seconds WEST, 491.00 feet to a point of curvature and a northwest corner of the herein described tract;

THENCE NORTHEASTERLY along a curve to the right though a central angle of 90 degrees 00 minutes 00 seconds to a point of tangency and a northwest corner of the herein described tract, said curve having a radius o 130.00 feet, an arc length of 47.12 feet, and a long chard bearing NORTH 41 degrees 55 minutes 30 seconds EAST, 42.43 feet;

THENCE NORTH 86 degrees 55 minutes 30 seconds EAST, 791.33 feet to the northeast corner of the herein described tract;

THENCE SOUTH 06 degrees 23 minutes 00 seconds EAST, 521.87 feet to the southeast corner of the herein described tract;

THENCE SOUTH 86 degrees 55 minutes 30 seconds WEST, 851.44 feet to the POINT OF BEGINNING, containing 9.9991 acres (435,562 square feet) of land.

                            EXHIBIT B
                RENT COMMENCEMENT DATE MEMORANDUM


     Reference is made to that Lease Agreement (the "Lease") dated July 13, 2001, between Cypress/GR Woodlands I, LY., as Landlord, and GARDEN RIDGE, L..P., a Texas limited partnership, as Tenant. Terms that are defined in the Lease have the same meanings when used in this acknowledgment. The parties agree as follows:

     1. Landlord has satisfactorily completed the construction of Landlord's Work, including, without limitation, Tenant's Building and parking areas, that Landlord undertook to build under the terms of the Lease, subject to cure of defective materials and workmanship, if any, which Landlord obligated to satisfy under the Lease and the completion of the punch list items listed on the attachment to this acknowledgment.

     2. Landlord has tendered exclusive possession of the Premises to Tenant and Tenant has accepted possession.

     3. The Rent Commencement Date of the Initial Term is March 5, 2001, and the Expiration Date is March 4, 2021.

     4. The monthly Base Rent payable during the fist full 60 months of the Initial Term is $78,544.62 and the monthly Base Rent payable during the remainder of the Initial Term shall be adjusted as is provided for in Article 4.1(c) of the Lease.

     5. The terms and conditions of the Lease will continue in full force and effect and the parties ratify arid confirm those terms and conditions.


                         LANDLORD:

                         CYPRESS/GR WOODLANDS I, L.P.

                         By: Cypress/GR Woodlands, Inc. general
                             partner

                         /s/ Christopher C Maguire
                         By: Christopher C. Maguire, President


                         TENANT:

                         GARDEN RIDGE, L.P.

                         By: Garden Ridge Management, Inc.,
                             General Partner


                         By: /s/ Jane Arbuthnot
                         Name:   Jane Arbuthnot
                         Title:    CFO